UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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ZILA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ZILA, INC.
5227 North 7th Street
Phoenix, Arizona 85014-2800
NOTICE OF ANNUAL SHAREHOLDERS MEETING
November 24, 2006
Phoenix, Arizona
To the Holders of Common Stock of Zila, Inc.:
      We will hold the annual shareholders meeting of Zila, Inc. (“ZILA”) at the Arizona Biltmore Resort & Spa, located at 2400 E. Missouri Avenue, Phoenix, Arizona 85016, on December 14, 2006 at 9:00 a.m. Arizona time. The meeting is being held to:

1. Elect seven members to ZILA’s Board of Directors;

2. Approve an amendment to ZILA’s charter to increase the number of authorized shares of capital stock from 67,500,000 to 150,000,000 and to increase the number of authorized shares of common stock from 65,000,000 to 147,500,000;

3. Approve, as a result of a private placement, of:

a. the issuance and sale of warrants to purchase an aggregate of up to 6,232,792 shares, subject to adjustment, of ZILA’s common stock at an exercise price equal to $2.21 per share;

b. the issuance of shares of ZILA’s common stock upon the conversion of $12,000,000 in aggregate principal amount, plus accrued but upaid interest, of ZILA’s 6% Senior Secured Convertible Notes into shares of ZILA’s common stock at a conversion price of $2.20 per share; and

c. the issuance of shares of ZILA’s common stock upon automatic conversion of $12,075,000 in aggregate principal amount, plus accrued but unpaid interest, of ZILA’s 12% Unsecured Convertible Notes into shares of ZILA’s common stock at a conversion price of $1.75 per share.

4. Ratify the appointment of BDO Seidman, LLP as ZILA’s independent registered public accounting firm for the fiscal year ending July 31, 2007;

5. Approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes to approve of the proposals described in the Proxy Statement; and

6. Consider any other matters that properly come before the meeting and any adjournments thereof.
      Only shareholders of record of common stock at the close of business on November 10, 2006 are entitled to receive notice of and to vote at the meeting or any adjournments thereof.
      We have enclosed, our 2006 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for our fiscal year ended July 31, 2006, and the Proxy Statement with this notice of annual meeting.
      On November 13, 2006, ZILA agreed to complete three separate private placements of various securities that will result in aggregate gross proceeds of approximately $40,000,000 to enable ZILA to make an acquisition and for working capital. You are not being asked to vote on or authorize these private placements as they are expected to be completed prior to the annual meeting of shareholders. However, we believe these private placements were in the best interests of ZILA and its shareholders and, in accordance with Nasdaq Marketplace Rule 4350(i), we are asking you to approve select portions of such placements.
      Several years ago, ZILA established a strategy to grow its highest potential businesses, which it believes to be its proprietary cancer detection products and technologies within its pharmaceuticals and biotechnology platforms. Part of this strategy included growing ZILA’s Nutraceuticals Business Unit and using the cash flow it generated to help fund development, market approvals and other costs associated with ZILA’s cancer detection business. As previously announced and consistent with long-term goals and strategies, ZILA divested the Nutraceuticals Business Unit on October 2, 2006 to create liquidity and to focus on its highest potential products. However, ZILA needs additional capital to continue its operations and to pursue its research and development, clinical and regulatory objectives and it engaged in the private placements to help fund these needs.
      As discussed above, ZILA believes that its current and potential proprietary cancer detection products and technologies in the Pharmaceuticals and Biotechnology Business Units hold greater future growth potential. To that end, ZILA has been considering an acquisition that would increase its ability to distribute such products, as well as developing technologies of its Pharmaceuticals and Biotechnology Business Units. ZILA has executed a definitive agreement for the acquisition of Professional Dental Technologies, Inc., a privately-held dental products company. To ensure that ZILA had the capital to take advantage of the acquisition opportunity, a portion of the proceeds from the private placements is dedicated to funding the acquisition.
      After considering numerous potential financing alternatives, including alternate financing structures, ZILA’s Board of Directors determined that the private placements were the best available alternative and would provide the greatest potential value for ZILA and its shareholders, as well as provide the necessary capital to pursue ZILA’s long-term strategic goals.
      Your approval of the increase in the authorized number of shares of capital and common stock and your approval of the issuance of warrants and conversion of notes will help ZILA continue to execute its strategy to grow its cancer detection businesses. Failure to approve both proposals will require ZILA to service and repay large debt instruments, which instruments contain covenants that limit the flexibility with which ZILA would operate, and also preclude ZILA from receiving the benefit of funds that would be received upon the exercise of warrants. Both of these proposals are critical components of ZILA’s strategy. ZILA’s Board of Directors joins me in recommending that you approve each of these proposals so that ZILA can work toward accomplishment of its goals.
      Your proxy is being solicited by ZILA’s Board of Directors. We urge you to vote as soon as possible whether or not you plan to attend the annual meeting of shareholders to assure your representation at such meeting. For your convenience, and to help reduce expenses, you may vote through the telephone by calling toll free 1-888-277-8362 or the internet by going to www.computershare.com/us/proxy. Alternatively, you can complete, sign and mail the enclosed proxy card. You may revoke a previously delivered proxy at any time prior to the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Douglas D. Burkett, Ph. D.
Chairman, Chief Executive Officer and President
PLEASE VOTE — YOUR VOTE IS IMPORTANT

General Information	1
Voting Information	2
Summary of the Proposals	3
Proposal One: Election of Directors	5
Board Information	8
Director Nominations Process	10
Proposal Two: Increase the Number of Authorized Shares of Capital Stock and Common Stock	14
Proposal Three: Approval of the Issuance of Additional Warrants, Secured Note Warrants and the Conversion of 6% Senior Secured Convertible Notes into Shares of Common Stock	18
Proposal Four: Ratification of Independent Registered Public Accounting Firm	26
Proposal Five: Adjournment	27
Executive Officers	27
Executive Compensation and Other Information	29
Summary Compensation Table	29
Stock Option Grants	30
Aggregated Option Exercises in Last Fiscal Year and Option Value as of July 31, 2006	31
Equity Compensation Plan Information	31
Compensation Committee Report on Executive Compensation	32
Stock Price Performance Graph	35
Employment and Severance Agreements	36
Codes of Conduct	37
Audit and Related Fees	38
Audit Committee Report	40
Compensation Committee Interlocks and Insider Participation	41
Section 16(a) Beneficial Ownership Reporting Compliance	41
ZILA Share Ownership	41
Certain Beneficial Owners	41
Directors and Executive Officers	42
Certain Relationships and Related Transactions	43
Householding of Proxy Materials	43
Submission of Shareholder Proposals	43
Annual Report	43
Other Business	44

Appendix A: Amendment to Certificate of Incorporation
Appendix B: Form of 12% Unsecured Convertible Note
Appendix C: Form of Additional Warrant
Appendix D: Form of Secured Note Warrant
Appendix E: Form of 6% Senior Secured Convertible Note

ZILA, INC.
5227 North 7th Street
Phoenix, Arizona 85014-2800
ANNUAL SHAREHOLDERS MEETING
PROXY STATEMENT
       This summary highlights selected information from this Proxy Statement and may not contain all of the information that is important to you. To understand the proposals fully, you should carefully read this entire Proxy Statement, as well as the other documents to which we refer you, including the proposed amendment to our charter and various other agreements attached as appendices to this Proxy Statement.
General Information:

Annual Meeting:	The annual meeting of shareholders will be held on Thursday, December 14, 2006 at 9:00 a.m. Arizona time at the Arizona Biltmore Resort & Spa, located at 2400 E. Missouri Avenue, Phoenix, Arizona 85016.

Record Date:	Close of business on November 10, 2006. If you were a shareholder at that time, you may vote at the meeting. Each share is entitled to one vote. You may not cumulate votes. At the record date there were 46,022,593 shares of our common stock outstanding.

Agenda:	1. Elect seven members to Zila, Inc.’s (“ZILA”) Board of Directors (the “Board”);

2. Approve an amendment to ZILA’s charter to increase the number of authorized shares of capital stock from 67,500,000 to 150,000,000 and to increase the number of authorized shares of common stock from 65,000,000 to 147,500,000;

3. Approve, as a result of a private placement, of:

a. the issuance and sale of warrants to purchase an aggregate of up to 6,232,792 shares, subject to adjustment, of ZILA’s common stock at an exercise price equal to $2.21 per share;

b. the issuance of shares of ZILA’s common stock upon the conversion of $12,000,000 in aggregate principal amount, plus accrued but unpaid interest, of ZILA’s 6% Senior Secured Convertible Notes into shares of ZILA’s common stock at a conversion price of $2.20 per share; and

c. the issuance of shares of ZILA’s common stock upon automatic conversion of $12,075,000 in aggregate principal amount, plus accrued but unpaid interest, of ZILA’s 12% Unsecured Convertible Notes into shares of ZILA’s common stock at a conversion price of $1.75 per share.

4. Ratify the appointment of BDO Seidman, LLP as ZILA’s independent registered public accounting firm for the fiscal year ending July 31, 2007;

5. Approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes to approve of the proposals described in the Proxy Statement; and

6. Consider any other matters that properly come before the meeting and any adjournments thereof.

Proxies Solicited By:	Georgeson Shareholder

ZILA will bear the costs of soliciting proxies for the meeting. No additional compensation will be paid to directors, officers or other regular employees in connection with the solicitation of proxies. ZILA retained Georgeson Shareholder to assist with the solicitation of proxies for a fee not to exceed $7,500, plus reimbursement for out-of-pocket expenses. We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses that they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

First Mailing Date:	We will mail this Proxy Statement on or about November 24, 2006.

Independent Auditors:	A representative of our independent registered public accounting firm, BDO Seidman, LLP, is expected to be present at the meeting and will be available to respond to appropriate questions from our shareholders.
Voting Information:

How to Vote:	Shareholders whose shares are registered in their own names may vote their shares by telephone, the internet, mail or in person at the meeting. For your convenience, and to help reduce expenses, you may vote through the telephone by calling toll free 1-888-277-8362 or the internet by going to www.computershare.com/us/proxy. To vote by mail, complete and sign your proxy card and return it in the enclosed business reply envelope.

If your shares are held not in your name but in the “street name” of a bank, broker or other holder of record (a “nominee”), then your name will not appear in our register of shareholders and the nominee will be entitled to vote your shares. In order to be admitted to the annual meeting of shareholders, you must bring a letter or account statement showing that you beneficially own the shares held by the nominee. Even if you attend the annual meeting of shareholders, you will not be able to vote the shares that you hold in street name. Rather, you should instruct your nominee how to vote those shares on your behalf.

Proxies:	The proxies will follow your voting instructions. Unless you tell us on the proxy card to vote differently, the proxies will vote proxies that are signed and returned (i) “FOR” ZILA’s Board nominees; (ii) “FOR” an amendment to our charter to increase the number of authorized shares, (iii) “FOR” approval of the issuance of the warrants and the conversion of the notes, (iv) “FOR” the ratification of the appointment of BDO Seidman, LLP as ZILA’s independent registered public accounting firm and (v) “FOR” adjournment of the meeting to gather additional votes. The proxy holders will use their discretion on other matters. If a director nominee cannot or will not serve as a member of the Board, the proxy holders will vote for a substitute nominee proposed by the Board.

Revoking Your Proxy:	Proxies may be revoked if you:

• Deliver a signed, written revocation letter prior to the annual meeting of shareholders, dated later than the proxy, to Gary V. Klinefelter, Vice President, General Counsel and Secretary of Zila, Inc., at 5227 North 7th Street, Phoenix, Arizona 85014-2800;

• Deliver a signed proxy prior to the annual meeting of shareholders, dated later than the first one, to Computershare Investor Services, Proxy Unit, 350 Indiana Street, Suite 800, Golden, CO 80401;

• Vote your shares by telephone or the internet prior to the annual meeting of shareholders differently than you did originally, using the same procedures for those methods; or

• Attend the annual meeting of shareholders and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

Quorum:	The presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the annual meeting of shareholders is necessary to constitute a quorum at the meeting for the election of directors and for the other proposals. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exits.
The Proposals:

Election of Directors:	David R. Bethune, Douglas D. Burkett, Ph.D., Leslie H. Green, Christopher D. Johnson, Kurt R. Krauss, Hazel M. Myer and David Sidransky, M.D. are nominated for election to ZILA’s Board.

The Board recommends a vote “FOR” each of these directors. If a quorum is present, the seven nominees who receive a plurality of the votes cast at the annual meeting of shareholders will be elected. Broker non-votes and votes that are withheld have no effect on the results of the vote. Please vote on this matter.

Increase in Authorized Shares of Capital Stock and Common Stock:	Our second proposal asks you to approve an amendment to our charter that would increase the number of shares of capital stock ZILA is authorized to issue from 67,500,000 to 150,000,000 and increase the number of shares of common stock ZILA is authorized to issue from 65,000,000 to 147,500,000. As of November 10, 2006, ZILA had 46,022,593 shares of common stock issued and outstanding. The Board adopted this amendment (i) to accommodate the issuance of shares of ZILA’s common stock that are issuable upon (y) the exercise of warrants and (z) the conversion of ZILA’s 12% Unsecured Convertible Notes and 6% Senior Secured Convertible Notes, all of which are expected to be sold in the private placements (see below and see Proposal 3) and (ii) for such other corporate purposes as may be deemed appropriate by the Board.

The Board has approved this amendment and recommends a vote “FOR” this proposal. An affirmative vote of a majority of shares of common stock outstanding is required to approve the amendment to our charter to increase our authorized shares of capital stock and common stock. Broker non-votes and abstentions have the same effect as a vote against this proposal, and this proposal must pass in order for Proposal 3 to be approved, so please vote.

Issuance of Additional Warrants, Secured Note Warrants and Conversion of 6% Senior Secured Convertible Notes and 12% Unsecured Convertible Notes:	Our third proposal asks you to approve the issuance of warrants to purchase up to 6,232,792 shares of our common stock at an exercise price of $2.21 per share, the conversion of $12,000,000 in aggregate principal amount, plus accrued but unpaid interest, of our 6% Senior Secured Convertible Notes at a conversion price of $2.20 per share and conversion of $12,075,000 in aggregate principal amount, plus accrued but unpaid interest, of our 12% Unsecured Convertible Notes at a conversion price of $1.75 per share. As described in greater detail below, on November 13, 2006, ZILA agreed to complete three separate private placements of various securities resulting in aggregate gross proceeds of approximately $40,000,000. Although we expect the private placements to be completed in advance of the annual meeting, we are asking you to approve of portions of these private placements to alleviate ZILA from having to repay in advance of maturity the 12% Unsecured Convertible Notes and 6% Senior Secured Convertible Notes, both of which could be due and payable if Proposals 2 and 3 are not approved.

The Board has approved these actions and recommends a vote “FOR” this proposal. The affirmative vote of a majority of shares of common stock present in person or represented by proxy is required to approve the issuance and sale of warrants to purchase an aggregate of up to 6,232,792 shares of ZILA’s common stock at an exercise price equal to $2.21 per share, the conversion of $12,000,000 in aggregate principal amount, plus accrued but unpaid interest, of our 6% Senior Secured Convertible Notes at a conversion price of $2.20 per share and conversion of $12,075,000 in aggregate principal amount, plus accrued but unpaid interest, of our 12% Unsecured Convertible Notes at a conversion price of $1.75 per share. Broker non-votes will have no effect on the results of the vote, but abstentions have the same effect as a vote against this proposal, so please vote.

Ratification of Auditor:	Our fourth proposal asks you to ratify the selection of BDO Seidman, LLP as ZILA’s registered independent public accounting firm for the fiscal year ending July 31, 2007.

The Board recommends a vote “FOR” this proposal. The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the selection of BDO Seidman, LLP as ZILA’s independent auditor. If the appointment is not approved by the shareholders, the adverse vote will be considered a direction to the Audit Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment in 2006 will stand, unless the Audit Committee finds other good reason for making a change.

Adjournment of Meeting:	Our final proposal asks you to approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes to approve of the proposals described in the Proxy Statement.

The Board recommends a vote “FOR” this proposal. The affirmative vote of a majority of the votes cast at the annual meeting is required to approve this proposal.

PLEASE VOTE — YOUR VOTE IS IMPORTANT
PROPOSAL ONE: ELECTION OF DIRECTORS
      The Board is comprised of seven directors, each of whom is elected annually. Directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. If a director resigns or otherwise is unable to complete his or her term of office, the Board may elect another director for the remainder of the resigning director’s term.
      On October 23, 2006, Michael S. Lesser resigned as a member of ZILA’s Board. The Board appointed David Sidransky, M.D., to fill the vacancy for the remainder of Mr. Lesser’s term. In addition, the Board appointed Mr. Bethune to fill the vacancy on ZILA’s Audit Committee resulting from Mr. Lesser’s departure.
      Shareholders will elect seven directors this year. The Board’s nominees are listed below. Your Board recommends that you vote for Mr. Bethune, Dr. Burkett, Ms. Green, Mr. Johnson, Mr. Krauss, Ms. Myer and Dr. Sidransky.

David R. Bethune:	Mr. Bethune is a member of the Board of Cambrex Corporation. From 1999 until his retirement, he was Chairman and Chief Executive Officer of Atrix Laboratories, a drug delivery and product development company. Prior to Atrix Laboratories, he was President and Chief Operating Officer of IVAX Corporation, a pharmaceutical company. Before joining IVAX, Mr. Bethune began a start-up pharmaceutical company venture formed by Mayo Medical Ventures, a business unit of Mayo Clinics of Rochester. Mr. Bethune previously served as group vice president of American Cyanamid Company and a member of the Executive Committee where he had executive authority for human biologicals, consumer health products, pharmaceuticals and ophthalmics as well as global medical research. He was also President of the Lederle Laboratories Division of American Cyanamid Company. Mr. Bethune received a B.A. degree in accounting and economics from Lenior-Rhyne College, Hickory, North Carolina and a Masters in Business Administration in the Executive Program from Columbia University Graduate School. Mr. Bethune has been a member of ZILA’s Board since December 2005. Age 66.

Douglas D. Burkett, Ph. D.:	Dr. Burkett has served as our President and Chief Executive Officer since June 2002 and Chairman since September 2002. In prior years at ZILA he has served as Vice President and General Manager-Pharmaceutical and Business Development; Vice President and General Manager-Zila Technical Operations; Vice President of Innovative Swab Technologies; Vice President and General Manager Zila BioTech; Director of Research, Development and Manufacturing; and as Manager-Research and Development. At various points during this tenure with us he has had responsibility for the development and manufacturing of Zila Tolonium Chloride®, the active ingredient in ZILA’s TBlue630tm and the OraTest® oral cancer detection product. The U.S. Patent Office granted Dr. Burkett numerous patents (which were assigned to us) relating to Zila Tolonium Chloride®. Dr. Burkett has been a member of ZILA’s Board since June 2002. Age 43.

Leslie H. Green:	Since 1998, Ms. Green has been Managing Partner of Roffe & Green, Inc., which provides interim management, marketing and business development consulting services, with particular emphasis on healthcare, consumer products and services. Since co-founding Roffe & Green she has served as a consultant or in various full and part-time interim management positions for several businesses in multiple industries, including interim Chief Executive Officer and President of Nydic, Inc., a medical diagnostic imaging company, from January 1999 to March 2001. Prior to forming her consulting business she served as VP, Marketing and Corporate Planning at Swiss Army Brands, Inc. and as a Senior Vice President and head of The New Products Group, a new product consultancy, at Lowe Marschalk, Inc., one of the Interpublic Group of Companies. Prior to her election to the Board of ZILA, she provided consulting services as interim General Manager and interim National Sales Manager of Zila Pharmaceuticals, Inc. from July 2003 to March 2004. Ms. Green currently serves as a member of the Board of Directors of SSOE, Inc. and Cool Blossom Design, LLC. Ms. Green has been a member of ZILA’s Board since March 2004. Age 59.

Christopher D. Johnson:	Since 1995, Mr. Johnson has been a corporate finance partner with Squire, Sanders & Dempsey L.L.P., a law firm with over 800 attorneys and 30 offices worldwide. Mr. Johnson served on the firm’s five-member Management Committee from 1997 to 2001. From 1994 to 1995, he was a partner with the firm of Meyer, Hendricks, Victor, Osborn & Maledon in Phoenix, Arizona, and before that he was a partner with the firm of Streich Lang, PA, also in Phoenix, Arizona. Mr. Johnson has been a member of ZILA’s Board since 1999. Age 54.

Kurt R. Krauss:	Mr. Krauss is the founder of Sachem Investments, a private investment firm based in Greenwich, Connecticut. From 1998 to 2000 he served as Chief Financial Officer of Burson-Marsteller. From 1992 to 1997, Mr. Krauss was the Founding Partner of the Mead Group, a management consulting firm with offices in Greenwich, Connecticut and London, England. From 1978 to 1992, Mr. Krauss was a partner with Booz, Allen & Hamilton, and he currently serves on the Board of Prescient Medical Inc. and The Acting Company. Mr. Krauss received a Master of Science in Industrial Administration at Carnegie-Mellon University and a Bachelor of Arts in Mathematics from Heidelberg College. Mr. Krauss has been a member of ZILA’s Board since December 2005. Age 57.

Hazel L. Myer:	Since 2002 Ms. Myer has been an independent consultant working in several industries including: financial services, nutraceuticals, healthcare and not-for-profit. She has worked with executives on the evaluation, assessment and recruitment of talent, organiza-

tional design and coaching. Prior to this, Ms. Myer worked in the executive search industry both with Diversified Search as a Managing Director from 2000 to 2002 and as the Owner/ Founder of her own firm from 1994 to 2000. Before starting her firm Ms. Myer spent several years in the financial services industry. She was Senior Executive Vice President of Human Resources, a member of the Operating and Administrative committees, Co-Chair of the Benefits Plan committee and a trustee of the pension plan for Shearson, Lehman Brothers. Prior to this she was a Senior Vice President and member of the Executive Committee of the World Banking Division of Chemical Bank. Ms. Myer started her career in consulting with Booz, Allen & Hamilton. She has been a member of the Board and Executive Committee of the Girls Clubs of America and has served on the philanthropic committee of the Board of American Express. She is also a member of the Academy of Women Achievers. Age 60.

David Sidransky, M.D.:	David Sidransky, M.D. is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. In addition, he has been a Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at Johns Hopkins University and Hospital since 1988. Dr. Sidransky is certified in Internal Medicine and Medical Oncology by the American Board of Medicine. Dr. Sidransky is best known for his pioneering efforts in molecular detection approaches based on the identification of clonal genetic changes in many bodily fluids including urine, saliva, stool, and blood. He was named America’s Best Oncologist by Time magazine in 2001. Dr. Sidransky has served as a director of Imclone since January 2004. Dr. Sidransky is also on the Board of Alfacell Corporation and Xenomics, Inc. He is a founder of several private biotechnology companies and has served on numerous scientific advisory boards of many private and public companies, including Medimmune, Roche, and Amgen. Dr. Sidransky sits on numerous editorial boards, has over 250 peer-reviewed publications, and has contributed more than 40 cancer reviews and chapters and also holds numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda and Richard Rosenthal Award from the American Association of Cancer Research. Dr. Sidransky has been a member of ZILA’s Medical Advisory Board since 2003. Age 46.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE
DIRECTOR NOMINEES.

BOARD INFORMATION
General Information:

Board Meetings:	In 2006, the Board held five formal meetings, and a number of matters were considered by unanimous consent of the Board. None of our directors attended fewer than 75% of the aggregate of all meetings of the Board or of any committee on which the director served during fiscal year 2006. The Board currently does not have a policy regarding director attendance at our annual meeting of shareholders, although all directors are encouraged to attend. All of the directors in office at the time except for David Bethune attended last year’s annual meeting of shareholders in person.

Independent Directors:	The Board has affirmatively determined that four of the seven Board nominees are “independent” as such term is defined under Nasdaq Marketplace Rule 4200(a)(15), with Dr. Burkett, Ms. Green and Dr. Sidransky being determined to not be independent. ZILA’s independent directors conduct executive sessions at regularly scheduled meetings as required by Nasdaq Marketplace Rule 4350(c)(2).

Shareholder Communications with the Board:	ZILA’s Nominations and Corporate Governance Committee (the “Nominations Committee”) has established policies and procedures for shareholders to communicate with the members of the Board. Shareholders wishing to communicate with the Board should address their communications to the Vice President, General Counsel and Secretary, Zila, Inc., 5227 N. 7th Street, Phoenix, AZ 85014-2800. The Vice President, General Counsel and Secretary will forward all such communication to the Nominations Committee for disposition.

Board Committees:

Audit Committee:	The Audit Committee is currently comprised of Messrs. Krauss (Chairman), Johnson and Bethune, each of whom (i) is “independent” as defined in Nasdaq Marketplace Rule 4200(a)(14) and (ii) has also been determined to be “financially literate” with accounting or related financial management expertise. The Board has determined that Mr. Krauss is an “audit committee financial expert” as defined by the rules and regulations of the SEC and qualifies as a financially sophisticated audit committee member as required under Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules. Under its charter, the Audit Committee appoints ZILA’s independent registered public accounting firm. It also reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees and certain other expenses. The Audit Committee held 5 meetings in fiscal year 2006. For more information about the Audit Committee and its operations, see the Audit Committee charter located on our website at www.zila.com, under the Investor Relations and Corporate Governance section.

Compensation Committee:	The Compensation Committee is currently comprised of Mr. Krauss and Dr. Rose, each of whom has been determined by the Board to be “independent” as defined in Nasdaq Marketplace Rule 4200(a)(14). The Compensation Committee exercises au-

thority as delegated by the Board regarding the compensation of executive officers. The Board has delegated to the President and Chief Executive Officer the authority to set compensation for non-executive officers and to award discretionary stock options. It held 4 meetings in fiscal year 2006. For more information about the Compensation Committee and its operations, see the Compensation Committee Charter located on our website at www.zila.com, under the Investor Relations and Corporate Governance section.

Nominations and Corporate Governance Committee:	The Nominations Committee is comprised of Mr. Bethune (Chairman) and Mr. Johnson, each of whom have been determined by the Board to be “independent” as defined in Nasdaq Marketplace Rule 4200(a)(14). The Nominations Committee identifies, interviews and recommends candidates for election or appointment to ZILA’s Board and is responsible for developing and, when appropriate, updating corporate governance principles applicable to ZILA. The Nominations Committee also is responsible for developing policies and procedures regarding all shareholder communications. It held 4 meetings in fiscal year 2006. The Board revised the Nominations Committee Charter on June 23, 2005. For more information about the Nominations Committee and its operations, see its revised charter located on our website at www.zila.com, under the Investor Relations and Corporate Governance section.

Board Compensation:

Retainer and Fees:	Non-employee directors each receive a $10,000 annual retainer. The Audit Committee Chairman receives an additional $5,000 annual retainer and the Compensation Committee Chairman and the Nomination Committee Chairman each receive an additional $2,500 annual retainer. Each non-employee director also receives $2,000 for each Board meeting attended in person and $1,000 for each telephonic meeting. Each non-employee director receives $1,000 for each committee meeting he or she attends. We reimburse directors for any expenses related to their Board service.

Option Grants:	Previously, non-employee directors each received (i) options to purchase 30,000 shares (20,000 share automatic grant plus 10,000 share discretionary grant) of ZILA common stock under the 1997 Stock Award Plan (as amended and restated, the “1997 Plan”) when he or she becomes a director and (ii) options to purchase 30,000 shares (20,000 share automatic grant plus 10,000 share discretionary grant) of ZILA common stock for each additional year that he or she serves, provided that he or she attended at least 75% of the meetings of the Board and committees on which he or she served during such year. The exercise price of the options is the fair market value of our shares on the grant date.

Dr. Sidransky received a grant of options to purchase 20,000 shares of ZILA common stock upon his appointment. In addition, to ensure that ZILA had sufficient shares available to complete the private placements, ZILA amended the 1997 Plan to eliminate the annual automatic grant of options to non-employee directors.

DIRECTOR NOMINATION PROCESS

Director Qualifications:	It is the policy of the Nominations Committee that persons nominated to serve as director should possess the following qualifications:

• Integrity. Candidates should be persons of personal integrity and high ethical character.

• Absence of Conflicts of Interest. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to ZILA and its shareholders.

• Fair Representation. Candidates must be able to represent fairly and equally all shareholders of ZILA without favoring any particular shareholder group or other constituency of ZILA.

• Time Commitment. Candidates must be prepared to devote adequate time to the Board and its committees. Board members are expected to attend substantially all Board and committee meetings.

• Additional Qualifications. In selecting nominees for director, the Committee will assure that: (i) at least three of the directors satisfy the financial literacy requirements required for service on the Audit Committee; and (ii) at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission (the “Commission”).

Identifying Director Candidates:	The Nominations Committee has adopted the following procedures for identifying and evaluating director candidates:

• Incumbent Directors. The process shall reflect the practice of re- nominating at least one-half of the incumbent directors if they continue to satisfy the Nominations Committee’s criteria for membership and continue to make important contributions to the Board and who consent to continue their service on the Board. Consistent with this policy, when considering candidates for election at the annual meeting of shareholders, the Nominations Committee will first determine the incumbent directors who wish to continue their service on the Board. The Nominations Committee will also consider whether the incumbent director continues to satisfy the minimum qualifications for director candidates and review the performance of the director during the preceding term.

• Consideration of New Candidates. The Nominations Committee will identify and evaluate new candidates for election to the Board annually and will strive to improve and optimize the Board while infusing new experience and perspective on a periodic basis. The Nominations Committee will also evaluate new candidates where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of resignation, retirement, removal, death or disability or a decision of the Board to expand the size of the Board.

• Process for Identifying New Candidates. The Nominations Committee will solicit recommendations for nominees from persons the Nominations Committee believes are likely to be familiar with (i) the needs of ZILA and (ii) qualified candidates. These persons may include members of the Board and management of ZILA. The Nominations Committee may also engage a professional search firm to assist in identifying qualified candidates, provided that the Nominations Committee shall coordinate with management in setting the firm’s fees and scope of engagement.

• Evaluation Process. For each recommended candidate that the Nominations Committee believes merits consideration, the Nominations Committee will:

• ensure the collection of information concerning the background and qualifications of the candidate, including information that will be required to be disclosed in ZILA’s proxy statement;

• determine if the candidate satisfies the minimum qualifications required by the Nominations Committee for election as director;

• determine if the candidate possesses any of the specific skills or qualities that should be possessed by one or more members of the Board; and

• consider the contribution that the candidate can be expected to make to the overall functioning of the Board.

• Interviews. In its discretion, the Nominations Committee may designate one or more Board members to interview any proposed candidate.

• Management Input. The Nominations Committee believes it is appropriate to solicit the views about the candidate’s qualifications and suitability from ZILA’s chief executive officer and other senior members of management.

• Selection. The Nominations Committee will make its selections based on all available information and relevant considerations. The Nominations Committee’s selection will be based on who, in the view of the Nominations Committee, will be best suited for membership on the Board.

• Shareholder-Nominated Candidates. In making its selection, the Nominations Committee will evaluate candidates proposed by shareholders under criteria similar to other candidates, except that the Nominations Committee may consider, as one of the factors in their evaluation, the size, duration and any special interest of the recommending shareholder or shareholder group in the stock of ZILA. The Nominations Committee may also consider the extent to which the recommending shareholder intends to continue to hold its interest in ZILA, including whether the recommending shareholder intends to continue holding its interest at least through the time of the meeting at which the candidate is to be elected.

Shareholder Nominees:	The Nominations Committee has adopted the following procedures for submitting nominating recommendations:

• Manner and Address for Submission. All shareholder nominating recommendations must be in writing, addressed to ZILA’s Vice President, General Counsel and Secretary at ZILA’s principal headquarters. Submission must be made by mail or personal delivery. Email submissions will not be considered.

• Information Concerning the Recommending Shareholder. A nominating recommendation must be accompanied by the following information concerning each recommending shareholder:

• name and address, including telephone number;

• the number of shares of ZILA’s common stock owned by the recommending shareholder and the time period for which such shares have been held;

• if the recommending shareholder is not a shareholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the shareholder and a statement from the recommending shareholder of the length of time that the shares have been held (alternatively, the shareholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Commission reflecting the holdings of the shareholder, together with a statement of the length of time the shares have been held); and

• a statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the reported shares through the date of ZILA’s next annual meeting of shareholders at which the candidate would be elected.

• Information Concerning the Proposed Nominee. A nominating recommendation must be accompanied by the following information about the proposed nominee:

• the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understandings regarding the nomination and the five year business experience of the proposed nominee, as well as information about the types of legal proceedings within the past five years involving the nominee);

• the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of ZILA); and

• the information required by Item 404 of SEC Regulation S-K (generally providing for disclosure of transactions between ZILA and the proposed nominee in excess of $60,000 and certain other types of business relationships with ZILA).

• Relationships Between the Proposed Nominee and the Recommending Shareholder. The nominating recommendation must describe all relationships between the proposed nominee and the recommending shareholder and any arrangements or understandings between the recommending shareholder and the nominee regarding the nomination.

• Other Relationships of the Proposed Nominee. The nominating recommendation shall describe all relationships between the proposed nominee and any of ZILA’s competitors, customers, suppliers, labor unions or other persons with special interests regarding ZILA.

• Qualifications of the Proposed Nominee. The recommending shareholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the Nominations Committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the Board and the governance of ZILA.

• Ability to Represent All Shareholders. The recommending shareholder must state, whether in the view of the shareholder, the nominee, if elected, would represent all shareholders and not serve for the purpose of advancing or favoring any particular shareholder or other constituency of ZILA.

• Consent to Interview and Service. The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominations Committee and other Board members (including the proposed nominee’s contact information) and, if elected, to serve as a director of ZILA.

• Timing. A shareholder nomination must be received by ZILA, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting.

• Shareholder Groups. If a recommendation is submitted by a group of two or more shareholders, the information regarding the recommending shareholders must be submitted with respect to each shareholder in the group (as the term group is defined and interpreted under SEC regulations).

This information contained in this Proxy Statement about our nominations process is just a summary. A complete copy of the policies and procedures with respect to shareholder director nominations can be obtained from ZILA, free of charge, by writing to our Vice President, General Counsel and Secretary at the address listed above.

PROPOSAL TWO:
INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND
COMMON STOCK
General
      As described in greater detail in Proposal 3 below, on November 13, 2006, ZILA entered into two separate purchase agreements that, in the aggregate, provide for the sale of common stock, warrants and convertible notes for an aggregate gross purchase price of approximately $40,000,000 (collectively, the “Private Placement”). Pursuant to the first purchase agreement, ZILA agreed to sell:

•	9,100,000 shares of common stock at a price of $1.75 per share (the “Shares”);

•	$12,075,000 aggregate principal amount of ZILA’s 12% Unsecured Convertible Notes (the “Unsecured Notes”), which will automatically convert into common stock at a conversion price of $1.75 per share upon shareholder approval of Proposals 2 and 3;

•	warrants to purchase 5,403,000 shares of common stock, which warrants are exercisable beginning in May 2007 at a price of $2.21 per share (the “Initial Warrants”); and

•	warrants to purchase 3,105,000 shares of common stock, which warrants will be issued and exercisable upon receipt of shareholder approval at a price of $2.21 per share (the “Additional Warrants”).

      Pursuant to the second purchase agreement, ZILA agreed to sell $12,000,000 in aggregate principal amount of its 6% Senior Secured Convertible Notes (the “Secured Notes”) and agreed to issue warrants to purchase 1,909,091 shares of common stock at an exercise price of $2.21 per share upon receipt of shareholder approval (the “Secured Note Warrants”).
      In addition, upon shareholder approval, warrants to acquire up to 1,218,701 shares of common stock exercisable at $2.21 per share will be conveyed to Roth Capital Partners, LLC in connection with the fee arrangement for the Private Placement, which such warrants shall have substantially the same terms as the Secured Note Warrants (the “Roth Warrants”).
      The Board has adopted, subject to shareholder approval, an amendment to the Certificate of Incorporation to increase the total number of authorized shares of capital stock from 67,500,000 to 150,000,000, with all of the newly authorized shares being designated as common stock. The Board adopted this amendment (i) to accommodate the issuance of shares of ZILA’s common stock that are issuable upon (y) the exercise of the Additional Warrants, the Secured Note Warrants and the Roth Warrants and (z) the conversion of ZILA’s Unsecured Notes and Secured Notes, all of which are expected to be sold in the Private Placement before the annual meeting (see below and see Proposal 3) and (ii) for such other corporate purposes as may be deemed appropriate by the Board.
      ZILA’s charter presently authorizes the issuance of 67,500,000 shares of capital stock, divided into 65,000,000 shares of common stock of the par value $.001 per share and 2,500,000 shares of preferred stock of the par value of $.001 per share. On November 10, 2006, 46,022,593 shares of common stock and 100,000 shares of Series B Convertible Preferred Stock (the “Series B”) were issued and outstanding. Also, on that date, 3,290,825 shares of common stock were committed for issuance pursuant to the incentive plans, 1,302,000 were reserved for issuance pursuant to the exercise of warrants outstanding to purchase shares of our common stock and 100,000 shares of common stock were reserved for the conversion of the Series B into common stock.
      The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State. It is anticipated that the appropriate filing to effect the share increase will be made as soon as practicable following approval of this proposal. The full text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement.
Effect of Amendment
      You are not being asked to vote on the Private Placement, which is expected to close prior to the annual meeting. However, your vote will affect the way the Private Placement affects ZILA and your holdings. If the Private Placement closes and the proposed amendment to the charter and Proposal 3 are adopted, the following will occur:

•	$12,075,000 aggregate principal amount of ZILA’s Unsecured Notes, plus accrued but unpaid interest, will automatically convert into shares of ZILA’s common stock at a conversion price of $1.75 per share;

•	warrants to purchase up to 6,232,792 shares of common stock will be issued; and

•	$12,000,000 in aggregate principal amount of the Secured Notes will be convertible at the option of the holders thereof into shares of ZILA’s common stock at a conversion price of $2.20 per share.

      The additional authorized shares of common stock could be issued at the discretion of the Board for any corporate purpose, including, among other things, stock splits, stock dividends, public or private stock offerings or acquisitions, without further action by the shareholders, except as may be required by applicable laws or regulations, or the rules of the NASDAQ Global Market. Although, other than in connection with the Private Placement, ZILA does not have any specific plans or commitments for the issuance of the additional shares of capital stock for which authorization is solicited, the Board believes that it would be desirable for the shareholders to authorize such additional shares at this time so that ZILA is prepared to meet possible future needs for such shares without delay.
      While in certain instances an issuance of additional shares could have the effect of rendering a hostile attempt to acquire ZILA more difficult, the Board is not aware of any circumstance potentially having such an anti-takeover effect.
      Failure to adopt the proposed amendment to the charter will have the following effects:

•	$12,075,000 aggregate principal amount of ZILA’s Unsecured Notes will not convert into shares of common stock and the entire outstanding balance of such notes will be due and payable in May 2007;

•	ZILA will not be able to issue up to 6,232,792 Additional Warrants, Secured Note Warrants and Roth Warrants that are expected to be issued in the Private Placement;

•	ZILA will be in default with respect to the $12,000,000 of its Secured Notes as failure to obtain shareholder approval is an event of default; and

•	ZILA will be subject to those covenants and operating restrictions contained in its Unsecured Notes and Secured Notes until the repayment of such notes.
Terms of Unsecured Notes
      The Unsecured Notes will automatically convert into shares of ZILA’s common stock at a conversion price of $1.75 per share upon receipt of shareholder approval of the proposed amendment to our charter and Proposal 3. Accordingly, your decision of whether to approve the proposed amendment depends in part on whether you think it is more beneficial to have the Unsecured Notes outstanding or to have your ownership diluted. The following is a summary of the material terms of the Unsecured Notes, which summary is qualified in its entirety by the full text of the form of Unsecured Note attached hereto as Appendix B, which is incorporated herein by this reference. Although we have summarized the material terms of the Unsecured Notes, we encourage you to carefully read the form of Unsecured Note as it may contain terms that are not summarized herein but that are important to you.

      Upon closing of the Private Placement, ZILA would have $12,075,000 in aggregate principal amount of its Unsecured Notes outstanding. The Unsecured Notes, which bear interest at a rate of 12% per annum, require quarterly interest payments until the Unsecured Notes are paid in full or converted into shares of ZILA’s common stock.
      The Unsecured Notes would convert into shares of ZILA’s common stock automatically upon receipt of shareholder approval of the proposed amendment and Proposal 3 at a conversion price of $1.75 per share, which will result in the issuance of approximately 6,900,000 shares of common stock. If the shareholders do not approve the proposed amendment, ZILA cannot prepay the Unsecured Notes and will be required to repay the outstanding principal balance of $12,075,000, plus accrued interest at 12% per annum, in May 2007, the scheduled maturity date of the Unsecured Notes or earlier following any default. There can be no assurance that ZILA will have funds sufficient to repay such amounts.
      The conversion price and the number of shares that can be obtained upon the conversion of the Unsecured Notes are subject to adjustment upon the occurrence of a number of events, including, without limitation:

•	ZILA (x) paying a dividend or making a distribution on ZILA’s common stock in shares of its common stock, (y) subdividing its outstanding shares of common stock into a greater number of shares or (z) combining its outstanding shares of common stock into a smaller number of shares or issuing by reclassification of its outstanding shares of common stock any shares of its capital stock;

•	The occurrence of any (x) capital reorganization or reclassification of the capital stock of ZILA, (y) consolidation or merger of ZILA with another corporation in which ZILA is not the survivor, or (z) sale, transfer or other disposition of all or substantially all of ZILA’s assets to another corporation;

•	ZILA fixing a payment date for the making of a distribution to all holders of common stock of evidences of indebtedness or assets, or subscription rights or warrants;

•	The sale by ZILA of additional shares of common stock below the then-effective conversion price of the Unsecured Notes; and

•	The grant or issuance by ZILA of any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, common stock or any stock or security convertible into or exchangeable for common stock at a price less than the then-conversion price of the Unsecured Notes.
      Each adjustment is made pursuant to predetermined formulas that are set forth in the form of Unsecured Notes, but the net effect of all such formulas is to prevent the dilution of rights thereunder.
      In addition to interest and repayment obligations, for so long as any amounts remain outstanding under the Unsecured Notes, ZILA is constrained in the way in which it operates its business. So long as any amount due under the Unsecured Notes is outstanding and until the earlier of (y) the indefeasible payment in full of all amounts payable by ZILA and (z) the conversion of Unsecured Notes, ZILA is subject to customary covenants that require, among other things, that ZILA not, nor cause any of its subsidiaries to:

•	create, incur, guarantee, issue, assume or in any manner become liable in respect of any indebtedness, other than permitted indebtedness;

•	create, incur, assume or suffer to exist any lien upon any of its property, whether now owned or hereafter acquired, other than permitted liens and liens created in connection with the Secured Notes;

•	directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service (other than service as an employee)) with, or for the benefit of, any of its affiliates other than a wholly owned subsidiary, except for consulting arrangements with directors approved by the Board;

•	make any restricted payments unless certain other conditions are satisfied;

•	directly or indirectly, engage in any business other than the business of developing, manufacturing and marketing preventive healthcare technologies and products, focused on enhanced body defense and the detection of pre-disease states, except in connection with the Acquisition (as defined in Proposal 3 below);

•	make investments in any other entity or person, except for certain enumerated investments permitted under the Unsecured Notes;

•	directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which ZILA or any subsidiary (y) has sold or transferred or is to sell or to transfer to any other person, or (z) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by ZILA or any subsidiary to any person in connection with such lease;

•	settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the issuance of the Unsecured Notes on a basis consistent with past practice; and

•	amend its bylaws, certificate of incorporation or other charter document in a manner adverse to holders of the Unsecured Notes, except as set forth in this Proposal 2.
      In the aggregate, the covenants set forth in the Unsecured Notes restrict the way in which ZILA can operate its business and increase the chance that ZILA might default on the obligations under the Unsecured Notes. Such a default could have the effect of accelerating the amounts payable under the Unsecured Notes, which could have a detrimental effect on ZILA’s capital structure and ability to operate.
      The following table shows the effects of the Private Placement, as well as the pro forma effects of shareholder approval of the proposed amendment to our charter and the matters discussed in Proposal 3 below.
Capitalization

		Pro Forma

		Prior to		Upon
	As of July 31,	Shareholder		Shareholder
	2006	Approval(1)		Approval(2)

Common Shares Authorized	65,000,000	65,000,000		147,500,000

Common Shares Outstanding	46,007,593	55,122,593		55,122,593
Treasury Shares	(218,411)	(218,411)		(218,411)
Common Shares Committed for Issuance:
Preferred Stock Conversion	100,000	100,000		100,000
12% Unsecured Convertible Note	—	—		6,900,000
6% Senior Secured Convertible Note	—	—		5,454,546
1997 Stock Award Plan	3,147,804	3,147,804		3,147,804
1988 Employee Stock Option Plan	24,581	24,581		24,581
Employee Stock Purchase Plan	118,440	118,440		118,440
Warrants — Third Party Consultants	117,000	102,000		102,000
Warrant — Black Diamond Commercial Finance, LLC	1,200,000	1,200,000		1,200,000
Warrants — Private Placement	—	5,402,993	(3)	11,635,784	(4)

Total Common Shares Outstanding or Committed for Issuance	50,497,007	65,000,000		83,587,337

Authorized Common Shares Available for Issuance	14,502,993	—		63,912,663

(1)	Includes the effects of the Private Placement prior to the receipt of shareholder approval.

(2)	Includes the effects of the Private Placement following the receipt of shareholder approval for the matters set forth in Proposals 2 and 3 of this Proxy Statement.

(3)	Includes the Initial Warrants.

(4)	Includes the Initial Warrants, the Additional Warrants, the Secured Note Warrants and the Roth Warrants.
Appraisal Rights
      Under the Delaware General Corporation Law, the shareholders are not entitled to appraisal rights with respect to the items presented in this Proposal 2, and we will not independently provide the shareholders with any such rights.
Required Vote
      An affirmative vote of a majority of shares of common stock outstanding is required to approve the amendment to our charter to increase our authorized shares of capital stock and common stock. Broker non-votes and abstentions have the same effect as a vote against this proposal, so please vote.
      THE BOARD OF DIRECTORS HAS APPROVED THIS PROPOSAL TO AMEND THE COMPANY’S CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 67,500,000 TO 150,000,000, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 65,000,000 TO 147,500,000 AND RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ADOPTION OF PROPOSAL NO. 2.
PROPOSAL THREE:
APPROVAL OF THE ISSUANCE OF ADDITIONAL WARRANTS, SECURED NOTE WARRANTS
AND THE CONVERSION OF 6% SENIOR SECURED CONVERTIBLE NOTES AND 12% UNSECURED NOTES INTO SHARES OF COMMON STOCK
Overview
      On November 13, 2006, ZILA entered into two separate purchase agreements that, in the aggregate, provide for the sale of common stock, warrants and convertible notes for an aggregate gross purchase price of approximately $40,000,000. Pursuant to the first purchase agreement, ZILA sold:

•	the Shares;

•	$12,075,000 aggregate principal amount of its Unsecured Notes;

•	the Initial Warrants; and

•	the Additional Warrants.
      Pursuant to the second purchase agreement, ZILA sold $12,000,000 in aggregate principal amount of its Secured Notes, along with the Secured Note Warrants.
      You are not being asked to vote on or authorize this Private Placement as it is expected to be completed prior to the annual meeting of shareholders. However, we believe the Private Placement was in the best interests of ZILA and our shareholders and we are asking you to approve select portions of the Private Placement. Your approval of the issuance of the Additional Warrants and the Secured Note Warrants and the issuance of shares of common stock upon conversion of the Unsecured Notes and Secured Notes will help ZILA continue to execute its strategy to grow its proprietary cancer detection products and technologies within its biotechnology platform. As described in greater detail below, the Private Placement is expected to close prior to the annual meeting. However, if our shareholders fail to approve this Proposal 3, the following will occur:

•	ZILA will not be able to issue up to 6,232,792 Additional Warrants, Secured Note Warrants and Roth Warrants;

•	The Unsecured Notes will not automatically convert into common stock;

•	The $12,000,000 in aggregate principal amount of its Secured Notes will not be convertible, which will have the effects that are described in greater detail below; and

•	ZILA will be subject to those covenants and operating restrictions contained in its Unsecured Notes and Secured Notes until the repayment of such notes.
Reasons for the Private Placement
      ZILA engaged in the Private Placement for a variety of reasons. The net proceeds of the sale of the Unsecured Notes, Initial Warrants sufficient to purchase 1,035,000 shares of ZILA’s common stock, the Additional Warrants, the Secured Notes and the Secured Note Warrants may only be used to fund all or a portion of the purchase price of the acquisition of Professional Dental Technologies, Inc. (the “Acquisition”). The net proceeds of the sale of the Shares and Initial Warrants sufficient to purchase 4,368,000 shares of ZILA’s common stock will be used for working capital and general corporate purposes.
      Working Capital and General Corporate Purposes. Several years ago, ZILA established a strategy to grow its highest potential businesses, which it believes to be its proprietary cancer detection products and technologies within its pharmaceuticals and biotechnology platforms. Part of this strategy included growing ZILA’s Nutraceuticals Business Unit and using the cash flow it generated to help fund development, market approvals and other costs associated with ZILA’s cancer detection business. As previously announced and consistent with its long-term goals and strategies, ZILA divested the Nutraceuticals Business Unit on October 2, 2006 to create liquidity and assist management in focusing on our cancer detection business. However, ZILA needs additional capital to continue its operations and to pursue its research and development, clinical and regulatory objectives and it engaged in the Private Placement to help fund these needs.
      Acquisition. As discussed above, ZILA believes that its current and potential proprietary cancer detection products and technologies in the Pharmaceuticals and Biotechnology Business Units hold greater future growth potential. To that end, ZILA has been considering an acquisition that would increase its ability to distribute the products, as well as developing technologies of its Pharmaceuticals and Biotechnology Business Units. ZILA has executed a definitive agreement for the acquisition of Professional Dental Technologies, Inc., a privately-held dental products company. To ensure that ZILA had the capital to take advantage of the acquisition opportunity, a portion of the proceeds from the Private Placement are dedicated to funding the acquisition.
      After considering numerous potential financing alternatives, including alternate financing structures, ZILA’s Board determined that the Private Placement was the best available alternative and would provide the greatest potential value for ZILA and its shareholders, as well as provide the necessary capital to pursue ZILA’s long-term strategic goals.
Reasons for Shareholder Approval
      Because ZILA’s common stock is listed on the Nasdaq Global Market, it is subject to the Nasdaq Marketplace Rules.
      Warrants. Rule 4350(i) of the Nasdaq Marketplace Rules requires shareholder approval for any issuance of stock, other than a public offering for cash, at a price below the greater of book or market value of the stock, where the amount of stock being issued would equal 20% or more of the total number of shares of common stock outstanding immediately prior to such issuance or 20% or more of the total voting power outstanding immediately prior to the issuance.

      Under certain circumstances, Nasdaq requires companies to aggregate the number of shares of common stock that are issuable upon the exercise of warrants with the number of shares of common stock that were issued below market value when determining whether shareholder approval is required. Among other situations, where common stock is sold below market value and warrants issued in connection therewith are exercisable within six months of the date of such sale, Nasdaq requires companies to obtain shareholder approval to the extent to which the shares issuable upon the exercise of such warrants exceed the 20% threshold discussed above.
      The Shares, which represent approximately 19.9% of ZILA’s outstanding common stock, are expected to be sold at a price of $1.75 per share, which was below the market value of ZILA’s common stock on November 13, 2006. Because the shares that will be issued upon the exercise of the Additional Warrants and Secured Note Warrants could be aggregated with the Shares for purposes of compliance with Nasdaq Marketplace Rule 4350(i), ZILA is required to obtain shareholder approval for issuance of the Additional Warrants and the Secured Note Warrants.
      Unsecured Notes and Secured Notes. Marketplace Rule 4350(i) also requires shareholder approval for any issuance of stock in connection with the acquisition of the stock or assets of another company if, where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash, the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares or common stock outstanding before the issuance of the stock or securities.
      As discussed in Proposal 2 regarding the proposed amendment to our charter, the $12,075,000 in aggregate principal amount of ZILA’s Unsecured Notes will automatically convert into shares of our common stock upon receipt of shareholder approval of the proposed amendment and Proposal 3. The net proceeds of these Unsecured Notes are to be used to finance the Acquisition. The $12,000,000 in aggregate principal amount of ZILA’s Secured Notes can only be used to finance the Acquisition. Taken together, the shares of common stock into which each of these series of notes can be converted would exceed the 20% threshold discussed above. Accordingly, we are asking for your approval to authorize the conversion of the Unsecured Notes and Secured Notes into shares of our common stock.
      You are not being asked to approve the Private Placement. Rather, the Private Placement is expected to be complete prior to the annual meeting of shareholders. However, you are being asked to approve the issuance of the Additional Warrants and the Secured Note Warrants that we agreed to issue in the Private Placement. In addition, you are also being asked to authorize the conversion of the Unsecured Notes and Secured Notes into shares of ZILA’s common stock.
Summary of Terms of the Additional Warrants, Secured Note Warrants and Secured Notes
      The following is a summary of the terms of the Additional Warrants, the Secured Note Warrants and the Secured Notes, which summary is qualified in its entirety by the terms of the form of each such document attached hereto as Appendix C, D and E, respectively, which are incorporated herein by this reference. Although we have summarized the material terms of each such document, we encourage you to carefully read the form of each such document as the actual document may contain terms that are not summarized herein but that are important to you. For a summary of the terms of the Unsecured Notes, please see Proposal 2.
      Additional Warrants. The following summary of the provisions of the Additional Warrants is qualified in its entirety by the full text of the form of Additional Warrant attached hereto as Appendix C, which is incorporated herein by this reference.
      The Additional Warrants entitle the holders thereof to purchase 3,105,000 shares of ZILA’s common stock, from and after the trading day immediately following the receipt of shareholder approval until the fifth anniversary of the closing of the Private Placement, at an exercise price of $2.21 per share. The exercise price and the number of shares that can be obtained upon the exercise of the Additional Warrants are subject to adjustment upon the occurrence of a number of events, including, without limitation:

•	ZILA (x) paying a dividend or making a distribution on ZILA’s common stock in shares of its common stock, (y) subdividing its outstanding shares of common stock into a greater number of shares or (z) combining its outstanding shares of common stock into a smaller number of shares or issuing by reclassification of its outstanding shares of common stock any shares of its capital stock;

•	The occurrence of any (x) capital reorganization or reclassification of the capital stock of ZILA, (y) consolidation or merger of ZILA with another corporation in which ZILA is not the survivor, or (z) sale, transfer or other disposition of all or substantially all of ZILA’s assets to another corporation;

•	ZILA fixing a payment date for the making of a distribution to all holders of common stock of evidences of indebtedness or assets, or subscription rights or warrants;

•	The sale by ZILA of additional shares of common stock below the then-effective exercise price of the Additional Warrants; and

•	The grant or issuance by ZILA of any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, common stock or any stock or security convertible into or exchangeable for common stock at a price less than the then-exercise price of the Additional Warrants.
      Each adjustment is made pursuant to predetermined formulas that are set forth in the form of Additional Warrant, but the net effect of all such formulas is to prevent the dilution of rights thereunder.
      ZILA is required to maintain a registration statement with the Commission for the shares of common stock that are issuable upon the exercise of such Additional Warrants, and if ZILA fails to maintain the effectiveness of any such registration statement for more than 60 days in any 12 month period, or for more than 90 days through the life of the Additional Warrant, the expiration date of the Additional Warrant will be extended for each day beyond the 60 or 90 day limits, as applicable. In addition, if ZILA does not maintain the effectiveness of the registration statement, after the one year anniversary, each Additional Warrant may be exercised in a cashless fashion such that the holder will receive the difference between the exercise price of the Additional Warrant and the trading price of ZILA’s common stock on the day of such exercise.
      In addition, from and after the first anniversary of the date on which ZILA’s shareholders authorize the issuance of the Additional Warrants, in the event that the closing price per share of common stock equals or exceeds $5.00 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the common stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the registration statement with respect to the shares of common stock issuable upon the exercise of the Additional Warrants has been declared effective, ZILA, upon thirty (30) days prior written notice, may demand that the holder exercise its cash exercise rights thereunder.
      Secured Note Warrants. The following summary of the provisions of the Secured Note Warrants is qualified in its entirety by the full text of the form of Secured Note Warrant attached hereto as Appendix D, which is incorporated herein by this reference.
      The Secured Note Warrants entitle the holders thereof to purchase 1,909,091 shares of ZILA’s common stock, from and after the trading day immediately following the receipt of shareholder approval until the fifth anniversary of the closing of the Private Placement, at an exercise price of $2.21 per share. The exercise price and the number of shares that can be obtained upon the exercise of the Secured Note Warrants are subject to adjustment upon the occurrence of a number of events, including, without limitation:

•	ZILA (x) paying a dividend or making a distribution on ZILA’s common stock in shares of its common stock, (y) subdividing its outstanding shares of common stock into a greater number of shares or (z) combining its outstanding shares of common stock into a smaller number of shares or issuing by reclassification of its outstanding shares of common stock any shares of its capital stock;

•	The occurrence of any (x) capital reorganization or reclassification of the capital stock of ZILA, (y) consolidation or merger of ZILA with another corporation in which ZILA is not the survivor, or (z) sale, transfer or other disposition of all or substantially all of ZILA’s assets to another corporation;

•	ZILA fixing a payment date for the making of a distribution to all holders of common stock of evidences of indebtedness or assets, or subscription rights or warrants;

•	The sale by ZILA of additional shares of common stock below the then-effective exercise price of the Secured Note Warrants; and

•	The grant or issuance by ZILA of any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, common stock or any stock or security convertible into or exchangeable for common stock at a price less than the then-exercise price of the Secured Note Warrants.
      Each adjustment is made pursuant to predetermined formulas that are set forth in the form of Secured Note Warrant, but the net effect of all such formulas is to prevent the dilution of rights thereunder.
      ZILA is required to maintain a registration statement with the Commission for the shares of common stock that are issuable upon the exercise of such Secured Note Warrants, and if ZILA fails to maintain the effectiveness of any such registration statement for more than 60 days in any 12 month period, or for more than 90 days through the life of the Secured Note Warrants, the expiration date of the Secured Note Warrants will be extended for each day beyond the 60 or 90 day limits, as applicable. In addition, if ZILA does not maintain the effectiveness of the registration statement, after the one year anniversary, each Secured Note Warrants may be exercised in a cashless fashion such that the holder will receive the difference between the exercise price of the Secured Note Warrants and the trading price of ZILA’s common stock on the day of such exercise.
      In addition, from and after the first anniversary of the date on which ZILA’s shareholders authorize the issuance of the Secured Note Warrants, in the event that the closing price per share of common stock equals or exceeds $5.00 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the common stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the registration statement with respect to the shares of common stock issuable upon the exercise of the Secured Note Warrants has been declared effective, ZILA, upon thirty (30) days prior written notice, may demand that the holder exercise its cash exercise rights thereunder.
      Secured Notes. The following summary of the provisions of the Secured Notes is qualified in its entirety by the full text of the form of Secured Note attached hereto as Appendix E, which is incorporated herein by this reference.
      Upon the closing of the Private Placement, ZILA would have $12,000,000 in aggregate principal amount of its Secured Notes outstanding. The Secured Notes, which bear interest at a rate of 6% per annum, require quarterly interest payments until the Secured Notes are paid in full or converted into shares of ZILA’s common stock. Until all of ZILA’s obligations are repaid, holders of the Secured Notes will retain a security interest in the tangible and intangible personal property of ZILA and each of its subsidiaries, whether now owned or existing, or thereafter acquired, created or arising, and all proceeds and products thereof or income therefrom.
      The Secured Notes are convertible into shares of ZILA’s common stock upon the occurrence of certain events. From and after the receipt of shareholder approval of the conversion of the Secured Notes, the holders thereof may, at their option, convert the Secured Notes into shares of ZILA’s common stock at a price of $2.20 per share. In addition, the Secured Notes will automatically convert into shares of ZILA’s common stock at the same price per share if ZILA’s common stock trades above $7.00 per share for any twenty day trading period following the receipt of shareholder approval of the conversion of the Secured Notes.
      The conversion price and the number of shares that can be obtained upon the conversion of the Secured Notes are subject to adjustment upon the occurrence of a number of events, including, without limitation:

•	ZILA (x) paying a dividend or making a distribution on ZILA’s common stock in shares of its common stock, (y) subdividing its outstanding shares of common stock into a greater number of shares or (z) combining its outstanding shares of common stock into a smaller number of shares or issuing by reclassification of its outstanding shares of common stock any shares of its capital stock;

•	The occurrence of any (x) capital reorganization or reclassification of the capital stock of ZILA, (y) consolidation or merger of ZILA with another corporation in which ZILA is not the survivor, or (z) sale, transfer or other disposition of all or substantially all of ZILA’s assets to another corporation;

•	ZILA fixing a payment date for the making of a distribution to all holders of common stock of evidences of indebtedness or assets, or subscription rights or warrants;

•	The sale by ZILA of additional shares of common stock below the then-effective conversion price of the Secured Notes; and

•	The grant or issuance by ZILA of any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, common stock or any stock or security convertible into or exchangeable for common stock at a price less than the then-effective conversion price of the Secured Notes.

      Each adjustment is made pursuant to predetermined formulas that are set forth in the form of Secured Note, but the net effect of all such formulas is to prevent the dilution of rights thereunder.
      In addition to interest and repayment obligations, for so long as any amounts remain outstanding under the Secured Notes, ZILA is constrained in the way in which it operates its business. So long as any amount due under the Secured Notes is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by ZILA and (ii) the conversion of Secured Notes, ZILA is subject to customary covenants that require, among other things, that ZILA not, nor cause any of its subsidiaries to:

•	create, incur, guarantee, issue, assume or in any manner become liable in respect of any indebtedness, other than permitted indebtedness;

•	create, incur, assume or suffer to exist any lien upon any of its property, whether now owned or hereafter acquired, other than permitted liens and liens created in connection with the Secured Notes;

•	directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service (other than service as an employee)) with, or for the benefit of, any of its affiliates other than a wholly owned subsidiary, except for consulting arrangements with directors approved by the Board;

•	make any restricted payments unless certain other conditions are satisfied;

•	directly or indirectly, engage in any business other than the business of developing, manufacturing and marketing preventive healthcare technologies and products, focused on enhanced body defense and the detection of pre-disease states, except in connection with the Acquisition;

•	make investments in any other entity or person, except for certain limited investments permitted under the Secured Notes;

•	directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which ZILA or any subsidiary (a) has sold or transferred or is to sell or to transfer to any other person, or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by ZILA or any subsidiary to any person in connection with such lease;

•	settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the issuance of the Secured Notes on a basis consistent with past practice; and

•	amend its bylaws, certificate of incorporation or other charter document in a manner adverse to holders of the Secured Notes, except as set forth in Proposal 2 above.

      In addition to the operating restrictions described above, so long as any amount due under the Secured Notes is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by ZILA and (ii) the conversion of Secured Notes, ZILA is required to maintain certain financial covenants, including that ZILA:

•	maintain, at the end of each fiscal quarter commencing with the fiscal quarter ending January 31, 2007, an unrestricted balance of cash (including cash equivalents and excluding cash from any working capital line of credit) of not less than $4,500,000, or $10,500,000 in the event ZILA’s Peridex® product line is divested;

•	maintain, for each of the fiscal quarters ending January 31, 2008 and April 30, 2008, EBITDA of at least $1, excluding certain costs associated with the development and marketing of OraTest; provided, however, that if ZILA’s Peridex® product line is divested the EBITDA target will be reduced by $1,500,000 on an annualized basis;

•	maintain, for the fiscal quarter ended July 31, 2008, GAAP net income of at least $1, excluding the certain costs associated with the development and marketing of OraTest; provided, however that if ZILA’s Peridex® product line is divested the net income target will be reduced by $1,500,000 on an annualized basis; and

•	maintain, for each fiscal quarter commencing with the fiscal quarter ending October 31, 2008, GAAP net income of at least $1.
      Failure to satisfy these financial tests, or to maintain compliance with the negative covenants described above, could, at the option of the Secured Note holders, result in an event of default under the Secured Notes. Upon the occurrence of the first specified event of default, the holders of the Secured Notes could accelerate and demand repayment of one-third of the outstanding principal balance and all accrued but unpaid interest on the Secured Notes. Upon the occurrence of the second specified event of default, the holders of the Secured Notes could accelerate and demand repayment of one-half of the outstanding principal balance and all accrued but unpaid interest on the Secured Notes. Upon the occurrence of the third specified event of default, the entire principal balance and all accrued but unpaid interest may become due and payable.
      In the aggregate, the covenants set forth in the Secured Notes restrict the way in which ZILA can operate its business and increase the chance that ZILA might default on the obligations under the Secured Notes. Such a default could have the effect of accelerating the amounts payable under the Secured Notes, which could have a detrimental effect on ZILA’s capital structure and ability to operate.
      The Secured Notes also contain a penalty interest provision such that if ZILA’s shareholders do not approve of the conversion feature of the Secured Notes and the issuance of shares of common stock upon such conversion by December 31, 2006, interest will become due and payable at 15% per annum and the holders of the Secured Notes may also declare a default on the Secured Notes and accelerate the entire principal amount outstanding, together with accrued but unpaid interest, regardless of whether ZILA has adequate cash reserves to repay the Secured Notes.
      The Secured Notes also contain various requirements that will remain effective regardless of whether our shareholders approve of the conversion of such Secured Notes. These changes include separating the offices of Chairman of the Board and Chief Executive Officer, appointing a new Chairman of the Board on or prior to August 1, 2007 and appointing two new directors to ZILA’s Board on or prior to August 1, 2007. A failure to satisfy any of these requirements could also result in an event of the default that could result in the acceleration of the entire principal amount outstanding, together with accrued but unpaid interest, regardless if ZILA has adequate cash reserves to repay the Secured Notes.
Impact of the Issuance of the Additional Warrants, the Secured Note Warrants, and the Conversion of the Secured Notes — Advantages and Disadvantages
      Advantages. As discussed above, the financing provided by the Private Placement is not contingent upon shareholder approval of the Private Placement. However, the issuance of the Additional Warrants, the

Secured Note Warrants and the conversion of the Unsecured Notes and the Secured Notes into shares of ZILA’s common stock are all dependent upon shareholder approval.
      As discussed above, the Secured Notes contain covenants that restrict the way in which ZILA operates, thereby reducing the flexibility that may be required to successfully grow our business. In addition, these restrictions contained in these covenants increase the likelihood that ZILA will default on its obligations under the Secured Notes, which could have the effect of causing the entire amount outstanding under the Secured Notes to become immediately due and payable, even if ZILA does not have sufficient resources to repay such amounts. Approval of the conversion will permit the holders of the Secured Notes to voluntarily convert such notes if they so choose.
      In addition, ZILA is obligated to make quarterly interest payments on the amount of Secured Notes and Unsecured Notes outstanding, and is also obligated to repay any principal remaining outstanding at the end of the term of the Secured Notes and Unsecured Notes. In addition, if ZILA’s common stock trades at certain levels, the Secured Notes will automatically convert into shares of ZILA’s common stock, but only if shareholders approve the conversion.
      Finally, authorizing the issuance of the Additional Warrants and Secured Note Warrants could result in additional non-debt capital to ZILA. Each of these warrants is exercisable at $2.21 per share and if all such warrants are exercised, ZILA will have an additional $11,081,134 available to operate its business and achieve its strategic objectives.
      Disadvantages. Approving the issuance of the Additional Warrants, the Secured Note Warrants and the conversion of the Unsecured Notes and the Secured Notes into shares of ZILA’s common stock could have a dilutive effect on our current shareholders and option holders, including dilution of the earnings per share, if any, and voting rights of current holders of common stock. The aggregate percentage ownership of ZILA’s current shareholders will decline as a result of the issuance of the Additional Warrants, the Secured Note Warrants and the conversion of the Unsecured Notes and the Secured Notes. The number of shares that could be issued upon the exercise of the Additional Warrants and the Secured Note Warrants, and upon the conversion of the Unsecured Notes and the Secured Notes, will substantially increase the number of shares of common stock currently outstanding. This means that our current shareholders will own a smaller percentage interest in ZILA upon approval of Proposal 2 and 3 and the exercise of the Additional Warrants and Secured Note Warrants, and the conversion of the Unsecured Notes and the Secured Notes.
      In addition, before voting, each shareholder also should consider the following disadvantages of approving the issuance of the Additional Warrants, the Secured Note Warrants and the conversion of the Unsecured Notes and the Secured Notes:

•	On a fully diluted basis and assuming the exercise of all Additional Warrants, all Secured Note Warrants, all Roth warrants and the conversion of all Unsecured Notes and the Secured Notes, an additional 18,587,337 shares of our common stock will be outstanding, which will not only dilute your current ownership percentage, but will also dilute your voting power. Following the issuance of such shares, the holders thereof would have a greater ability to permit them, if they chose to act in concert, to take actions requiring shareholder approval, including the election of directors, without obtaining the approval of our other shareholders, or at least require the approval of fewer of our other shareholders.

•	All shares of common stock issued upon exercise of the Additional Warrants, the Secured Note Warrants and upon the conversion of the Unsecured Notes and the Secured Notes will be entitled to certain registration rights. Consequently, if such shares are registered, such shares will be freely transferable without restriction under the Securities Act of 1933, as amended (the “Securities Act”) (but may be subject to the short-swing profit rules and other restrictions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Such free transferability could materially and adversely affect the market price of our common stock if a sufficient number of such shares are sold into the market. In addition, even if the shares of common stock are not registered, the holders may be eligible to sell some of the common stock pursuant to Rule 144 of the Securities Act.

Appraisal Rights
      Under the Delaware General Corporation Law, the shareholders are not entitled to appraisal rights with respect to the items presented in this Proposal 3, and we will not independently provide the shareholders with any such rights.
Required Vote
      The affirmative vote of a majority of shares of common stock present in person or represented by proxy is required to approve the issuance and sale of the Additional Warrants and the Secured Note Warrants and the conversion of the Unsecured Notes and the Secured Notes. Broker non-votes will have no effect on the results of the vote, but abstentions have the same effect as a vote against this proposal, so please vote.
      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF ADDITIONAL WARRANTS, SECURED NOTE WARRANTS AND THE CONVERSION OF 6% SENIOR SECURED CONVERTIBLE NOTES AND 12% UNSECURED NOTES INTO SHARES OF COMMON STOCK.
PROPOSAL FOUR:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General:	ZILA is asking the shareholders to ratify the Audit Committee’s appointment of BDO Seidman, LLP as ZILA’s independent registered public accounting firm for the fiscal year ending July 31, 2007. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in ZILA’s and its shareholders’ best interests.

Annual Meeting:	BDO Seidman, LLP has been ZILA’s independent registered public accounting firm since November 12, 2004. Representatives of BDO Seidman, LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions. Shareholder ratification of this selection of BDO Seidman, LLP as ZILA’s independent registered public accounting firm is not required by the ZILA’s Bylaws or otherwise. However, the Board has elected to seek such ratification as a matter of good corporate governance practice.
      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS ZILA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL FIVE:
ADJOURNMENT OF THE ANNUAL MEETING
      If the meeting is convened and a quorum is present, but there are not sufficient votes to approve the proposals described in this Proxy Statement, we may move to adjourn the meeting at that time to solicit additional proxies. In order to allow proxies that we have received by the time of the meeting to be voted for an adjournment, if necessary, we have submitted the question of adjournment to our shareholders as a separate matter for their consideration. If it is necessary to adjourn the meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the meeting of the time and place to which the meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting we may transact any business which might have been transacted at the original meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF PROPOSAL NO. 5.
EXECUTIVE OFFICERS

Name	Age	Position and Background

Douglas D. Burkett, Ph.D.	43	See Dr. Burkett’s biographical description in “Proposal One: Election of Directors” above.
Frank J. Bellizzi	40	Dr. Bellizzi has over 15 years of experience, within and beyond the Life Science industry, across operations, finance, strategic business development and investment banking. Most recently, Dr. Bellizzi was Managing Director of Indalo Ventures, a specialty advisory and investment firm he founded to incubate, launch and scale emerging, high growth businesses. Early in his career, Dr. Bellizzi founded the Urban Dental Education Project, an oral care education program serving the Philadelphia public school system. He was also involved in new product development studies and product testing for Johnson & Johnson, Colgate- Palmolive and Pfizer oral care products. In several senior-level positions in private equity investing and consulting, Dr. Bellizzi focused on major Life Science sectors such as pharmaceuticals, medical devices and health systems. In 1993, as a member of the management consulting firm Booz, Allen & Hamilton’s Health Industries Practice, he facilitated a number of high-profile engagements, including the merger integration of two leading West Coast health systems and the acquisition strategy for a leading New York health system. In addition, as Chief Financial Officer and Chief Operating Officer of Streampipe, a rich media software company, he architected all aspects of the company’s growth and successful sale. Among other accomplishments, he has been a consultant to the American Hospital Association as well as Merck and Schering-Plough, an advisor to the Czech Republic’s Ministry of Health, and a special assistant in the United States Department of Health & Human Services. Dr. Bellizzi holds an MBA from The Wharton School, a Doctorate in Dental Medicine from The University of Pennsylvania, and a Bachelor of Science degree from Georgetown University.

Name	Age	Position and Background

Andrew A. Stevens	49	Mr. Stevens has served as ZILA’s Vice President and Chief Financial Officer since January 2004. He also served as ZILA’s Treasurer and Secretary from January 2004 to June 2004. From April 2003 to August 2003, he was Chief Financial Officer of AMERCO, a holding company whose principal operating subsidiaries are U-Haul International, Inc., Republic Western Insurance Company and Oxford Life Insurance Company. On June 20, 2003, AMERCO filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. On March 15, 2004, AMERCO emerged from Chapter 11 with full payment to its creditors.
		Mr. Stevens was Vice President-Finance and Controller of the automotive parts retailer CSK Auto from March 1997 to February 2003. Prior to CSK Auto, Mr. Stevens held progressively responsible finance positions with several other large public companies, including Amtran Inc., America West Airlines and Circle K Corporation. He was previously a senior manager in the audit practice of KPMG Peat Marwick in Phoenix, Arizona.
Gary V. Klinefelter	58	Mr. Klinefelter has served as ZILA’s Vice President and General Counsel since December 2004. Mr. Klinefelter was appointed ZILA’s Secretary in October 2005. From 1988-2004, he was Secretary and General Counsel of AMERCO, a holding company whose principal operating subsidiaries are U-Haul International, Inc., Republic Western Insurance Company and Oxford Life Insurance Company. Mr. Klinefelter is licensed as an attorney in Arizona. On June 20, 2003, AMERCO filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. On March 15, 2004, AMERCO emerged from Chapter 11 with full payment to its creditors.
Diane E. Klein	58	Ms. Klein has served as ZILA’s Vice President and Treasurer since June 2004. Ms. Klein joined ZILA in August 2003 as Director of Finance. Ms. Klein was Vice President-Finance for Bay Area Foods, Inc., a privately held grocery chain, from 1998 to 2003. Prior to Bay Area Foods, Ms. Klein held progressively responsible financial/accounting positions at Southwest Supermarkets, LLC, MegaFoods Stores, Inc. and the Circle K Corporation. She was previously a senior manager in the audit practice of Arthur Andersen & Co. in Phoenix, Arizona.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
      The following table summarizes the compensation we paid (i) the Chairman, President and Chief Executive Officer and (ii) certain other highly compensated executive officers as of the end of fiscal year 2006, based on salary and bonuses. Bonus totals also include amounts paid in fiscal year 2007, which related to fiscal year 2006 performance. Prior year information is not included for those who became executive officers during fiscal year 2006.
SUMMARY COMPENSATION TABLE

					Long-Term Compensation
					Awards
		Annual Compensation
						Securities
	Fiscal			Other Annual	Restricted Stock	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation(4)	Awards($)(3)	Options(2)	Compensation($)(1)

Douglas D. Burkett, Ph.D.(5)	2006	356,688	—	—	—	100,000	9,254
President, Chairman, Chief	2005	309,040	30,728	—	—	100,000	3,201
Executive Officer and	2004	302,571	25,000	—	35,500	100,000	—
Director
Andrew A. Stevens(6)	2006	215,965	—	—	—	50,000	9,003
Vice President and	2005	190,821	18,558	—	—	100,000	7,346
Chief Financial Officer	2004	101,335	20,000	—	—	100,000	—
Gary V. Klinefelter(7)	2006	216,062	—	—	—	100,000	1,007
Vice President, General	2005	121,289	35,852	—	—	100,000	3,031
Counsel and Secretary	2004	—	—	—	—	—	—
Frank J. Bellizzi(8)	2006	56,846	—	—	—	500,000	398,771	(10)
Executive Vice	2005	—	—	—	—	—	—
President-Business	2004	—	—	—	—	—	—
Development and President of Zila Pharmaceuticals, Inc.
Diane E. Klein(9)	2006	143,725	—	—	—	24,000	5,754
Vice President and Treasurer	2005	112,949	11,838	—	—	—	4,250
	2004	95,279	10,607	—	—	60,000	—

(1)	Represents ZILA’s 401(k) plan-matching contributions, payments for premiums for term life and long-term care insurance policies, and tax and bookkeeping services.

(2)	The exercise price of all stock options granted was the fair market values of ZILA’s common stock on the date of grant.

(3)	Represents the fair market value of the 10,000 shares of restricted common stock awarded to Dr. Burkett on October 21, 2003.

(4)	If no amount is indicated, the amount of perquisites and other personal benefits, securities or property given to each named executive officer, valued on the basis of aggregate incremental cost to ZILA, was less than the lower of $50,000 or 10% of the total of annual salary and bonus for that executive officer during each of those years.

(5)	We entered into an amendment with Dr. Burkett regarding his July 24, 2002 Employment Agreement effective October 21, 2003, described in “Employment and Severance Agreements.”

(6)	Mr. Stevens was appointed as Vice President, Chief Financial Officer, Treasurer and Secretary on January 22, 2004. His annual salary is $208,000. We entered into an employment agreement with Mr. Stevens effective January 22, 2004, described in “Employment and Severance Agreements.”

(7)	Mr. Klinefelter was appointed as Vice President and General Counsel on December 15, 2004. He was appointed Secretary in October 2005. His annual base salary is $208,000. We entered into an employment agreement with Mr. Klinefelter effective December 15, 2004, described in “Employment and Severance Agreements.” Under the terms of that agreement, Mr. Klinefelter received a $25,000 signing bonus.

(8)	Mr. Bellizzi was appointed as President of Zila Pharmaceuticals, Inc. and Executive Vice President-Business Development of ZILA on May 23, 2006. Therefore, compensation information is provided only for the 2006 fiscal year. We entered into an employment agreement with Mr. Bellizzi, described in “Employment and Severance Agreements.” Mr. Bellizzi’s annual base salary is $325,000.

(9)	Ms. Klein was appointed as Vice President and Treasurer on June 3, 2004. Her annual base salary is $140,000.

(10)	Consists of relocation benefits totaling $21,583 and $377,188 of fees paid to Mr. Bellizzi’s consulting practice, Indalo Ventures, prior to his accepting employment with ZILA.
STOCK OPTION GRANTS
      The following table indicates stock options granted under the 1997 Plan in fiscal year 2006 to executive officers.

	Individual Grants
					Potential Realizable
		% of Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Securities	Granted to			Price Appreciation for
	Underlying	Employees			Option Term(2)
	Options	in Fiscal	Exercise Price	Expiration
Name	Granted (#)	Year	(Per Share)(1)	Date	5%	10%

Douglas D. Burkett, Ph.D.	100,000	9.5%	$3.74	09/08/2015	235,207	569,060
Andrew A. Stevens	50,000	4.7%	$3.74	09/08/2015	117,603	298,030
Gary Klinefelter	100,000	9.5%	(3)	(4)	233,634	592,075
Frank J. Bellizzi	500,000	47.5%	$3.41	05/23/2016	1,072,265	2,717,331
Diane E. Klein	24,000	2.3%	$3.74	09/08/2015	56,450	143,054

(1)	All options were granted at the closing price of the ZILA common stock on the NASDAQ Global Market or its predecessor on the grant date. The holder can pay the exercise price and tax withholding obligations with already owned shares or with shares vesting at that time, subject to certain conditions.

(2)	The potential realizable value is calculated based on the ten-year term of the option at the time of its grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually over the term of the option. These numbers are calculated based upon rules promulgated by the Commission and do not represent ZILA’s estimate or projection of the future value of the common stock. Potential gains are reported net of the option exercise price, but before taxes associated with the exercise. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions, as well as the option holder’s continued employment. The amounts reflected in the table may not necessarily be achieved.

(3)	These grants include 50,000 options to purchase shares of ZILA’s common stock with an exercise price of $3.69 and 50,000 options to purchase shares of ZILA’s common stock with an exercise price of $3.74.

(4)	These grants include 50,000 options to purchase shares of ZILA’s common stock with an expiration date of September 8, 2015 and 50,000 options to purchase shares of ZILA’s common stock with an expiration date of December 15, 2015.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
OPTION VALUE AS OF JULY 31, 2006
      The following table indicates stock options exercised pursuant to the 1997 Plan in the fiscal year 2006 by the executive officers.

			Number of Securities
			Underlying Unexercised Options		Value of Unexercised In-the-Money
	Shares		at Fiscal Year-End (#)		Options at Fiscal Year End ($)
	Acquired on	Value Realized
Name	Exercise(#)	($)(1)	Exercisable(2)	Unexercisable	Exercisable(3)	Unexercisable(3)

Douglas D. Burkett, Ph.D.	—		620,552	100,000	$555,115	—
Andrew A. Stevens	—		200,000	50,000	—	—
Gary V. Klinefelter	—		100,000	100,000	—	—
Frank J. Bellizzi	—		38,461	461,539	—	—
Diane E. Klein	—		60,000	24,000	—	—

(1)	Represents the market value of the underlying securities on the date of exercise, minus the exercise price of the options.

(2)	Options are considered to be exercisable if they could be exercised on or before July 31, 2006.

(3)	Represents the difference between the closing price ($3.29) of ZILA’s common stock on July 31, 2006 and the exercise price of the options.
EQUITY COMPENSATION PLAN INFORMATION
      The following table summarizes options, warrants and securities available for issuance under ZILA’s equity compensation plans as of July 31, 2006:

Number of
	Securities to be		Number of Securities
	Issued Upon		Remaining Available for
	Exercise of	Weighted-Average	Future Issuance Under
	Outstanding	Exercise Price of	Equity Compensation Plans
	Options, Warrants	Outstanding Options,	(Excluding Securities
	and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	3,235,000	$3.54	3,047,000
Equity compensation plans not approved by security holders(2)	1,302,000	$2.16	—

Total	4,537,000

(1)	Includes the 1997 Plan, the 1988 Stock Option Award Plan and the Employee Stock Purchase Plan (the “ESPP”).

(2)	Represents warrants issued to financial and medical advisors in July 2002, March 2003, and March 2006.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

The Committee:	The Compensation Committee consists of Mr. Krauss and Dr. Rose, each of whom has been determined by the Board to be “independent” as such term is defined under the Nasdaq Marketplace Rules. The Compensation Committee acts on behalf of the Board to establish ZILA’s general compensation policies for its executive officers. The Compensation Committee determines the compensation of the ZILA’s Chief Executive Officer and Chief Financial Officer, and discharges the responsibilities of the Board relating to ZILA’s compensation programs and compensation of ZILA’s executives. The Compensation Committee delegated the determination of all other executive officers to its Chief Executive Officer. The Board will determine whether the Compensation Committee will make determinations as a committee or will make recommendations to the Board.

Overall Objectives:	ZILA has developed a compensation program for executives and employees designed to meet the following goals:

• align compensation with the business objectives and performance of ZILA, thereby promoting shareholder value;

• reward performance and further the long-term interests of its shareholders;

• attract, motivate and retain executives and employees with competitive compensation for ZILA’s industry, its stage of growth and the labor markets in which it operates;

• build and encourage ownership of ZILA’s shares; and

• balance short-term and long-term strategic goals.

To meet these objectives, the Compensation Committee studied competitive compensation data and implemented the base salary and annual incentive programs discussed below.

2006 Executive Compensation Generally:	ZILA’s executive compensation program is composed of cash-based compensation, in the form of base salaries and bonuses, and equity-based compensation that currently takes the form of stock option grants and direct grants of restricted common stock. Compensation depends on many factors, including individual performance and responsibilities, the executive’s ability to meet current and future challenges and objectives, and ZILA’s expectation of the executive’s contribution to its future success. ZILA maintains the 1997 Plan and the ESPP.

Base Compensation:	Salaries for executive officers for fiscal 2006 were generally determined on an individual basis by evaluating each executive’s scope of responsibility, performance, prior experience and salary history. In addition, based on publicly available information, we also consider executive compensation for comparable companies in our industry, as these companies are most likely to compete with us for the services of our executives. In light of the foregoing criteria the Compensation Committee has reviewed the compensation for

ZILA’s Chief Executive Officer for the last fiscal year and has found such compensation to be in the aggregate reasonable and not excessive, as further discussed below.

Incentive Bonuses:	As part of ZILA’s compensation program, employees may be eligible to participate in its Employee Incentive Bonus Plan (“Bonus Plan”). ZILA’s executive officers, as well as employees, were eligible for cash bonuses for their performance in the 2006 fiscal year to the extent that ZILA and/or its business units met certain EBITDA (earnings before interest, taxes, depreciation and amortization) and revenue growth targets at the corporate and/or business unit level compared with the 2006 fiscal year operating plan. In addition, their performances were measured against the achievement of certain specified corporate, division and personal performance goals. The parameters of the incentive bonus plan are set, in part, based on publicly available information from comparable companies in our industry, as these companies are most likely to compete with us for the services of our executives. The Compensation Committee takes into account the Chief Executive Officer’s subjective judgment of executives’ performance, other than his own, in determining whether those individual objectives have been satisfied. ZILA measures the performance of its executives at the end of its fiscal year and pays incentive compensation in the next fiscal year. The Bonus Plan also allows for a President’s Award to be given to any employee(s) based on outstanding effort, job performance and/or for a unique contribution.

Stock Options:	The exercise price of options granted under the Award Plan is never less than the fair market value of ZILA’s common stock on the grant date. The Compensation Committee’s criteria for the granting of options for fiscal year 2006 were based on eligibility and participation in the Bonus Plan and on the executive’s responsibilities and position. In addition, based on publicly available information, we consider option grants by comparable companies in our industry, as these companies are most likely to compete with us for the services of our executives.

The Compensation Committee seeks the recommendation of senior management with respect to options granted to all employees. The purpose of the Award Plan and other equity incentive plans is to instill the economic incentives of ownership and to create long-term incentives for management to increase shareholder value. ZILA frequently uses vesting periods in its stock grants to encourage executives to remain with it and to focus on longer-term results.

Tax Code Concerns:	Section 162(m) of the Internal Revenue Code disallows a corporate income tax deduction for executive compensation paid to its chief executive officer or any of its four other highest compensated “covered employees” in excess of $1 million per year unless it is performance-based and is paid under a plan satisfying the requirements of Section 162(m). Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Compensation Committee believes that the compensation arrangements with ZILA’s executive officers will not exceed the limits on deductibility during the current fiscal year. The Compensation Committee currently intends to structure the performance-based portion of the compensation of executive officers in a manner that complies with Section 162(m).

Chief Executive Officer Compensation:	The Compensation Committee has reviewed, and plans to continue to review annually, the performance and compensation of ZILA’s Chief Executive Officer, Dr. Douglas D. Burkett, according to the criteria and procedures described above. ZILA has entered into an employment agreement with Dr. Burkett that provides for an annual base salary and bonus to be determined from time to time by the Board, at its discretion. Dr. Burkett is eligible to participate in the same executive compensation plans available to other executive officers. His compensation for fiscal year 2006 was consistent with ZILA’s compensation policy. Dr. Burkett’s base salary of $350,000 in fiscal year 2006 was pursuant to his employment agreement. The terms of Dr. Burkett’s employment agreement is described under “Employment and Severance Agreements” in the Proxy Statement.

Kurt R. Krauss
S. Timothy Rose, D.D.S.

STOCK PRICE PERFORMANCE GRAPH
      The following is a line graph comparing the cumulative total return to shareholders of our common stock from July 31, 2001 through July 31, 2006, to: (i) the cumulative total return over such period to the Total Return Index for the NASDAQ Stock Market (U.S. Companies); and (ii) the Total Return Index for the RDG Microcap Pharmaceutical Index, in each case as provided by Research Data Group, Inc. However, we have substituted the RDG Microcap Pharmaceutical Index for the NASDAQ Pharmaceutical Index because we believe it is a better representation of our performance against companies in our industry than is the NASDAQ Pharmaceutical Index, which includes many pharmaceutical companies that are not biotechnology companies. In establishing the starting point on the line graph, we used the closing price of our common stock on Tuesday, July 31, 2001, of $2.53 as required by Commission guidelines.
      The graph assumes the investment of $100 and the reinvestment of dividends, although dividends have not been declared on our common stock, and is based on the returns of the component companies weighted according to their market capitalizations as of the period indicated. We caution that the stock price performance shown in the graph may not be indicative of future stock price performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ZILA, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG MICROCAP PHARMACEUTICAL INDEX

*	$100 invested on 7/31/01 in stock or index-including reinvestment of dividends. Fiscal year ending July 31.

	Cumulative Total Return

	7/01	7/02	7/03	7/04	7/05	7/06

ZILA, INC.	100.00	31.62	120.91	158.50	144.27	130.04

NASDAQ STOCK MARKET (U.S.)	100.00	67.58	88.28	96.20	111.59	107.16

RDG MICROCAP PHARMACEUTICAL	100.00	51.01	82.71	67.96	41.89	27.64

EMPLOYMENT AND SEVERANCE AGREEMENTS

Douglas D. Burkett:	We entered into an employment agreement, effective as of July 24, 2002, with Douglas D. Burkett, Ph.D. pursuant to which Dr. Burkett is employed as our President and Chief Executive Officer. Pursuant to Board approval, effective October 21, 2003, we amended Dr. Burkett’s employment agreement to: (i) extend the term of the agreement from January 24, 2004 to October 20, 2008; (ii) increase his annual base salary to $310,000; (iii) provide a severance payment of two times his annual base salary if his employment is terminated other than for cause; and (iv) provide for a payment of the balance of the annual base salary due to him for the remaining term of the agreement, but not less than two years of such salary, if a change of control and termination other than for cause occurs, as those terms are defined in the employment agreements. Effective October 2, 2005 Dr. Burkett’s base salary was increased to $350,000. Dr. Burkett is eligible to participate in any of our applicable bonus plans or programs or stock option plans or programs. As a result, he is eligible for a performance bonus of up to 100% of his annual base salary as determined by the Board or its Compensation Committee at the end of each fiscal year. In addition to his base salary, Dr. Burkett also receives an automobile allowance of $950 per month, reimbursement of certain financial, tax and estate planning expenses up to $5,000 annually and other benefits, including those generally provided to our other employees.

Frank J. Bellizzi:	We entered into a letter agreement, effective as of May 22, 2006, with Frank J. Bellizzi setting forth the terms of his employment as President of Zila Pharmaceuticals, Inc. and Executive Vice President-Business Development of ZILA. The agreement provides for an annual base salary of $325,000 and an automobile allowance of $800 per month, in addition to various other customary benefits. It provides for an initial grant of options to purchase 500,000 shares of common stock, vesting in thirteen equal amounts, with the first tranche vesting on Mr. Bellizzi’s start date and the remaining tranches vesting on a quarterly basis thereafter. The letter agreement does not obligate us to employ Mr. Bellizzi for any period of time, but provides for severance payments in connection with an actual or constructive termination without cause, or upon a change of control, equal to the greater of $650,000 or two years of base salary at the time of the triggering event, if certain other conditions are satisfied.

Andrew A. Stevens:	We entered into a letter agreement, effective as of January 22, 2004 and as amended on March 4, 2005, with Andrew A. Stevens setting forth the terms of his employment as Vice President and Chief Financial Officer, and at that time, Treasurer and Secretary. The agreement provides for an annual base salary of $190,000 and an automobile allowance of $800 per month. In connection with the execution of the letter agreement, Mr. Stevens received a $5,000 signing bonus. It also provides for an initial grant of options to purchase 100,000 shares of common stock, vesting in three equal increments on the first, second and third anniversary of the grant.

Also included was an additional grant of options to purchase 50,000 shares of common stock on the first anniversary of the date of hire, with such options also vesting equally on the first, second and third anniversary of the grant. Effective October 2, 2005 Mr. Stevens’ base salary was increased to $208,000. The agreement does not obligate us to employ Mr. Stevens for any period of time, but provides for severance payments equivalent to his then-current base salary for (i) twelve months in the event of a change of control and (ii) six months under certain other circumstances.

Gary V. Klinefelter:	We entered into a letter agreement, effective as of December 15, 2004, with Gary V. Klinefelter setting forth the terms of his employment as Vice President and General Counsel. The agreement provides for an annual base salary of $200,000 and an automobile allowance of $800 per month. It also provides for an initial grant of options to purchase 100,000 shares of common stock, vesting in two equal increments on the second and third anniversary of the grant. Also included was an additional grant of options to purchase 50,000 shares of common stock on the first anniversary of the date of hire, with such options vesting equally on the first, second and third anniversary of the grant. The letter agreement does not obligate us to employ Mr. Klinefelter for any period of time, but provides for severance payments equivalent to his then-current base salary for (i) twelve months in the event of a change of control and (ii) six months under certain other circumstances. In connection with the execution of the letter agreement, Mr. Klinefelter received a $25,000 signing bonus.

Diane E. Klein	We entered into a letter agreement, effective as of March 4, 2005, with Diane E. Klein setting forth the terms of her employment as Vice President and Treasurer. The agreement does not provide for an annual base salary. Effective October 2, 2005, Ms. Klein’s base salary was $140,000. The letter agreement provides that Ms. Klein is eligible for future awards of stock options. The letter agreement does not obligate us to employ Ms. Klein for any period of time, but provides for severance payments equivalent to her then-current base salary for (i) twelve months in the event of a change of control and (ii) six months under certain other circumstances.

CODES OF CONDUCT
      The Board has adopted a “Code of Ethical Conduct for Financial Personnel,” which applies solely to our finance personnel. The Board has also adopted a “Code of Business Conduct,” which applies to our Directors and employees (including our principal executive officer, principal financial officer and principal accounting officer). Both of these codes are posted in the “Corporate Governance” section of the Investor Relations portion of our website at www.zila.com. We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of these codes relating to an executive officer by posting such information on our website, unless otherwise required by Nasdaq Marketplace Rules to disclose any such waiver on Form 8-K.

AUDIT AND RELATED FEES
      The following table sets forth the total fees billed by BDO Seidman, LLP for audit and other services for fiscal year 2005, and the expected total fees billed for audit and other services for fiscal year 2006:

	2006	2005

Audit Fees	$574,525	$498,380
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$574,525	$498,380
      Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the principal independent registered public accounting firm.
      Audit Fees: This category includes the audit of our annual financial statements and review of financial statements included in our annual and period reports that are filed with the Commission, the audit of internal control over financial reporting and services that are normally provided by the independent registered public accounting firm in connection with regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, and the preparation of an annual “management letter” on internal control and other matters.
      Audit-Related Fees: This category consists of assurance and related services by BDO Seidman, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” No such services were provided in fiscal years 2006 or 2005.
      Tax Fees: This category consists of professional services rendered by BDO Seidman LLP for tax compliance and tax advice. No such services were provided in fiscal years 2006 or 2005.
      All Other Fees: There were no other professional services rendered by BDO Seidman, LLP in fiscal years 2006 or 2005.
      Change in Independent Registered Public Accounting Firm: On November 12, 2004, the Audit Committee of our Board dismissed Deloitte & Touche LLP as our independent registered public accounting firm. Thereafter, on November 12, 2004, we retained the services of BDO Seidman, LLP as our new independent registered public accounting firm. In connection with the transition we disclose the following:

•	that Deloitte & Touche LLP’s report on our financial statements for the fiscal year ended July 31, 2004, which included an explanatory paragraph regarding the adoption of Statement of Financial Accounting Standards No. 142 — Goodwill and Other Intangible Assets, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty or audit scope;

•	that during the fiscal year ended July 31, 2004 there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP’s satisfaction, would have caused Deloitte & Touche LLP to make reference thereto in its reports on the financial statements for such year;

•	that we had received a letter from Deloitte & Touche LLP stating that it agrees with the above statements;

•	that during our fiscal year ended July 31, 2004 there were no reportable events (as defined by Regulation S-K Item 304(a)(1)(v));

•	that during the fiscal year ended July 31, 2004 we did not, nor did anyone on our behalf, consult with BDO Seidman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that BDO Seidman might render on our financial statements, and neither a written report nor oral advice was provided to us by BDO Seidman that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was a subject of a disagreement (defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (defined in Item 304 (a)(1)(v) of Regulation S-K); and

•	that we had authorized Deloitte & Touche LLP to respond fully to inquiries concerning any matters discussed above of our new independent accountants in connection with the retention of such firm.

AUDIT COMMITTEE REPORT
      The Board of Directors has appointed an Audit Committee, consisting of three directors — Messrs. Krauss (Chairman), Johnson and Bethune. All of the members of the Audit Committee are “independent” of ZILA and management, as independence is defined in applicable rules of NASDAQ and the Commission.
      The purpose of the Audit Committee is to assist the oversight of our Board in the integrity of the financial statements of ZILA, ZILA’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of ZILA’s independent registered public accountant. The primary responsibilities of the Audit Committee include overseeing ZILA’s accounting and financial reporting process and audits of the financial statements of ZILA on behalf of the Board.
      Management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent registered public accountant is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.
      In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management and the independent auditor. The Audit Committee discussed with the independent registered public accountant the matters required to be discussed by Statement of Accounting Standards No. 61, as amended by SAS 89 and SAS 90, “Communications with Audit Committees,” and Rule 2-07 of Regulation S-X including the auditors’ judgments about the quality, not just the acceptability, of ZILA’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board. In addition, the Audit Committee received from the independent registered public accountant the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee also discussed with the independent registered public accountant the auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accountant.
      The Audit Committee discussed with the independent registered public accountant the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountant, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Audit Committee held 5 meetings during the fiscal year ended July 31, 2006.
      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended July 31, 2006, for filing with the Commission.
      This report has been furnished by the Audit Committee of our Board.

Kurt R. Krauss, Chairman
Christopher D. Johnson
David R. Bethune
Members, Audit Committee

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
      Mr. Krauss and Dr. Rose are members of the Compensation Committee. Neither of these members is or has been our employee. Also, there are no Compensation Committee interlocks (i.e., none of our executive officers serves as a board or Compensation Committee member of an entity whereby its executive officer is serving on our Board or Compensation Committee).
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires our directors, executive officers and our ten percent or greater shareholders to file reports of ownership of our equity securities and changes in such ownership with the Commission and NASDAQ and to furnish copies of such reports to us.
      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors, executive officers and our ten percent or greater shareholders were complied with during the fiscal year ended July 31, 2006.
ZILA SHARE OWNERSHIP
      The following tables list the ownership of our common stock for the persons or the groups specified. Ownership includes direct and indirect (beneficial) ownership, as defined by the Commission’s rules. To our knowledge, each person, along with his or her spouse, has sole voting and investment power over the shares unless otherwise noted. The following tables set forth information concerning the beneficial owners of our common stock by (i) the directors, (ii) the “named executive officers” (as such term is defined under the Commission’s rules), (iii) the director nominees, (iv) any person holding at least 5% of our shares and (iv) all current directors, director nominees and executive officers of ZILA as a group. Beneficial ownership and percentage ownership of ZILA is as of October 30, 2006 based on 46,022,593 shares of ZILA common stock outstanding, except as indicated below.
CERTAIN BENEFICIAL OWNERS

					Pro Forma (3)
		As of October 30, 2006
					Amount
		Amount And			And Nature
		Nature Of			Of
		Beneficial		Percentage	Beneficial	Percentage
Title of Class	Name And Address Of Beneficial Owner	Ownership		Of Class	Ownership	Of Class

Common Stock	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	4,702,300	(1)	10.2%	4,702,300	5.9%
Common Stock	Visium and Related Funds(2)	2,297,700	(5)	5.0%	14,232,761	18.0%
Common Stock	William Blair & Co.(4) 222 W. Adams St. Chicago, IL 60606	2,930,440	(5)	6.4%	10,600,008	13.4%
Common Stock	MicroCapital Funds(6) 201 Post Street, Suite 1001 San Francisco, CA 94108	1,970,207	(5)	4.3%	7,409,207	9.7%

(1)	Based solely on a Schedule 13G/ A filed on March 8, 2006 with the Commission. The owner reports that it holds sole power to vote, or direct the vote of, and the sole power to dispose, or to direct the disposition of, all of the shares.

(2)	Includes and assumes beneficial ownership of the following funds is aggregated for purposes of determining beneficial ownership: (i) Atlas Master Fund, Ltd., Atlas Global Investments, Ltd. and Atlas Global Investments II, Ltd., each of whose address is c/o Walkers SPV Limited, Walker House, P.O. Box 908 GT, George Town, Grand Cayman, Cayman Islands, British West Indies, (ii) Atlas Global, LLC, Balyasny Asset Management L.P. and Dmitry Balyasny, each of whose address is 181 West Madison, Suite 3600, Chicago, IL 60602, (iii) Visium Long Bias Fund, LP and Visium Balanced Fund,

LP, each of whose address is 650 Madison Avenue, 19th Floor, New York, NY 10022, (iv) Visium Long Bias Offshore Fund, Ltd., whose address is 135 E. 57th Street, 27th Floor, New York, NY 10022 and (v) Visium Balanced Offshore Fund, Ltd., whose address is P.O. Box 2681 GT Century Yard, 4th Floor, Cricket Square Hutchins Dr., Grand Cay Cayman Islands E9 00000.

(3)	Based on 79,097,930 shares of ZILA’s common stock outstanding, which includes the effects of the Private Placement on a fully-diluted, as converted basis, and assumes the conversion of the Initial Warrants, the Additional Warrants, the Secured Note Warrants and the Roth Warrants into shares of ZILA’s common stock, and the conversion of ZILA’s Unsecured Notes and Secured Notes into shares of ZILA’s common stock.

(4)	Assumes the holdings of William Blair Small Cap Growth Fund, Mac & Co. FFC, Calhoun & Co. FFC City of Dearborn Policemen and Firemen Revised Retirement Systems, Calhoun & Co. FFC City of Dearborn General Employees Retirement Systems, Booth & Co. FFC Hartmarx Retirement Income Trust, Booth & Co. FFC Rush University Medical Center Endowment Account and Booth & Co. FFC Rush University Medical Center Pension and Retirement are aggregated for purposes of determining beneficial ownership.

(5)	Share holdings derived from a publicly-available source that is believed to be reliable.

(6)	Assumes the holdings of MicroCapital Fund LP and MicroCapital Fund Ltd. are aggregated for purposes of determining beneficial ownership.

DIRECTORS AND EXECUTIVE OFFICERS

		Common Stock-	Options-	Percentage of
		Beneficial	Beneficial	Beneficial
Name(1)	Position(s)	Ownership	Ownership(2)	Ownership

Douglas D. Burkett, Ph.D	Chairman, President & Chief Executive Officer	57,466	653,886	1.5%
Andrew A. Stevens	Vice President and Chief Financial Officer	1,100	216,667	*
Gary V. Klinefelter	Vice President, General Counsel and Secretary	—	133,334	*
Frank J. Bellizzi	President of Zila Pharmaceuticals, Inc. and Executive Vice President- Business Development of ZILA	—	115,384	*
Diane E. Klein	Vice President and Treasurer	276	68,000	*
David R. Bethune	Director	—	26,250	*
Leslie H. Green	Director	3,000	73,333	*
Christopher D. Johnson	Director	7,500	93,333	*
Kurt R. Krauss	Director	20,000	26,250	*
David Sidransky, M.D.	Director	—	17,739	*
Hazel L. Myer	Director Nominee	—	—	—
Michael S. Lesser	Former Director (3)	15,000	93,333	*
Dr. S. Timothy Rose	Director	21,000	73,333	*
Directors and executive officers, as a group (11 persons)		125,342	1,590,842	3.7%

*	Less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the Commission and total shares beneficially owned are determined by adding common stock with options exercisable within 60 days of the record date. Subject to community property laws, the holder has sole voting and investment power. The address of all persons listed is c/o Zila, Inc., 5227 North 7th Street, Phoenix, Arizona 85014-2800.

(2)	Includes options that are exercisable as of the record date or within 60 days thereafter.

(3)	Mr. Lesser resigned from ZILA’s Board effective October 23, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      We paid consulting fees of approximately $72,000 and issued warrants to purchase 16,000 shares of ZILA common stock to David Sidransky, M.D., for his work on ZILA’s Medical Advisory Board. Dr. Sidransky is a director and director nominee. We believe that the terms and fees negotiated are no less favorable than those that could be negotiated in an arm’s length transaction.
HOUSEHOLDING OF PROXY MATERIALS
      The Commission has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
      This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single proxy statement and one annual report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Vice President, General Counsel and Secretary, Zila, Inc., 5227 North 7th Street, Phoenix, Arizona 85014-2800, or contact our Vice President, General Counsel and Secretary at (800) 922- 7887. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
SUBMISSION OF SHAREHOLDER PROPOSALS
      Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals for the 2007 annual meeting must be received at our principal executive offices by July 27, 2007 to be considered for inclusion in our proxy materials relating to such meeting. If you wish to submit a proposal that is not intended to be included in our proxy materials relating to our 2007 annual meeting of shareholders, Rule 14a-4(c)(1) under the Exchange Act requires that you notify our Secretary in writing no later than October 11, 2007, which is 45 days before the anniversary of the date on which we first mailed our proxy materials for the annual meeting. A proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws.
      Direct any proposals, as well as related questions, to Gary V. Klinefelter, Vice President, General Counsel and Secretary, Zila, Inc., 5227 North 7th Street, Phoenix, Arizona 85014-2800.
ANNUAL REPORT
      Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company’s Annual Report on Form 10-K with audited financial statements for the fiscal year ended July 31, 2006. The Annual Report accompanies this Notice and Proxy Statement and was mailed to all shareholders of record on or about November 24, 2006. You may obtain our other Commission filings through the internet at www.sec.gov or our website, www.zila.com.

      Upon written request, we will provide, to each person solicited, a copy of our Form 10-K for the fiscal year ending July 31, 2006, including the financial statements and schedules thereto. Such requests should be directed to Vice President, General Counsel and Secretary, Zila, Inc., 5227 N. 7th Street, Phoenix, AZ 85014-2800.
OTHER BUSINESS
      The Board knows of no other matters for consideration at the meeting. If any other business should properly arise, the persons appointed in the enclosed proxy have discretionary authority to vote in accordance with their best judgment.

By order of the Board of Directors,

Douglas D. Burkett, Ph.D.
Chairman, President and
Chief Executive Officer

Appendix A
Amendment to Certificate of Incorporation
      Paragraph 1 of Article 4 of the Corporation’s Certificate of Incorporation be, and hereby is, amended in its entirety to read as follows:

“4. The total number of shares of capital stock which the Corporation shall have authority to issue is 150,000,000, divided into 147,500,000 shares of common stock of the par value $.001 per share and 2,500,000 shares of preferred stock of the par value of $.001 per share.”

A-1

Appendix B
Form of 12% Unsecured Convertible Note
      THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.
12% CONVERTIBLE NOTE

$	November , 2006
      FOR VALUE RECEIVED, Zila, Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to the order of                     (the “Holder”), having an address at                     , at such address or at such other place as may be designated in writing by the Holder, or its assigns, the aggregate principal sum of                     United States Dollars ($          ), together with interest from the date set forth above on the unpaid principal balance of this Note outstanding at a rate equal to twelve percent (12%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum and continuing on the outstanding principal until this 12% Convertible Note (the “Note”) is automatically converted into Common Stock as provided herein or indefeasibly and irrevocably paid in full by the Company. Interest on this Note shall accrue and shall be payable on the Stated Maturity Date (as defined below); provided, however, that if this Note is automatically converted in accordance with Section 4 hereof on or before December 31, 2006, no interest on this Note shall be deemed to have accrued or be payable. Subject to the other provisions of this Note, the principal of this Note and all accrued and unpaid interest hereon shall mature and become due and payable on May      , 2007 (the “Stated Maturity Date”). Except as provided herein, all payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.
      This Note is one of a series of Notes (the “Company Notes”) of like tenor in an aggregate principal amount of Twelve Million Seventy Five Thousand United States Dollars ($12,075,000) issued by the Company pursuant to the terms of the Purchase Agreement (as defined below).
      1. Definitions. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:

“Additional Rights” has the meaning set forth in Section 4 hereof.

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Board” shall mean the Board of Directors of Company.

“Business Day” other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company or any securities into which shares of Common Stock may be reclassified after the date hereof.

“Company” has the meaning set forth in the first paragraph hereof.

“Company Notes” has the meaning set forth in the second paragraph hereof.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Price” shall mean initially $1.75 per share, subject to adjustment as provided in Section 4.

“Conversion Shares” has the meaning set forth in Section 4 hereof.

“Convertible Securities” has the meaning set forth in Section 4 hereof.

“Event of Default” has the meaning set forth in Section 6 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” has the meaning set forth in Section 4(j) hereof.

“Forced Conversion Event” shall mean the effectiveness of the filing of the Amendment to the Company’s Certificate of Incorporation as contemplated by Section 7.9 of the Purchase Agreement.

“Fiscal Year” means the period commencing on August 1 of any year and ending on July 31 of the following year.

“Future Working Capital Line” means Indebtedness of the Company (i) in the form of one or more working capital line of credit facilities and (ii) that is secured by the Company’s accounts and inventory; provided, that the aggregate of all such working capital line of credit facilities shall not exceed $7,000,000.

“Hedging Agreement” means any interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, supplemented, restated or otherwise modified from time to time.

“Holder” has the meaning set forth in the first paragraph hereof.

“Indebtedness” means any liability or obligation (i) for borrowed money, other than trade payables incurred in the ordinary course of business, (ii) evidenced by bonds, debentures, notes, or other similar instruments, (iii) in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of trade payables or obligations in respect of workers’ compensation, unemployment insurance and other social security laws or regulation, all arising in the ordinary course of business consistent with past practices, (iv) to pay the deferred purchase price of property or services, except trade payables arising in the ordinary course of business consistent with past practices, (v) as lessee under capitalized leases, (vi) secured by a Lien on any asset of the Company or a Subsidiary, whether or not such obligation is assumed by the Company or such Subsidiary.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

“Investors” has the meaning set forth in the Purchase Agreement.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any of the foregoing).

“Majority Holders” has the meaning set forth in Section 8 hereof.

“Market Price”, as of a particular date (the “Valuation Date”), shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the “pink sheets,” the closing sale price of one share of Common Stock on the “pink sheets” on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the “pink sheets” or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Holder. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the “pink sheets” or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.

“Note” has the meaning set forth in the first paragraph hereof.

“Options” has the meaning set forth in Section 4 hereof.

“Permitted Indebtedness” means:

(a) Unsecured Indebtedness existing on the Closing Date and refinancings, renewals and extensions of any such Indebtedness if (i) the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended (ii) the principal amount thereof or interest payable thereon is not increased, and (iii) the terms thereof are not less favorable to the Company or the Subsidiary incurring such Indebtedness than the Indebtedness being refinanced, renewed or extended;

(b) the Future Working Capital Line;

(c) the Secured Notes;

(d) Guaranties by any Subsidiary of any “Permitted Indebtedness” of the Company or another Subsidiary;

(e) Indebtedness representing the deferred purchase price of property and capital lease obligations which collectively does not exceed $1,000,000 in aggregate principal amount; and

(f) Indebtedness of the Company to any wholly owned Subsidiary and Indebtedness of any wholly owned Subsidiary to the Company or another wholly owned Subsidiary which constitutes “Permitted Indebtedness.”

“Permitted Investments” means:

(a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;

(b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof;

(c) commercial paper rated A-1 or better or P-1 by Standard & Poor’s Ratings Services or Moody’s Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest; and

(d) the acquisition contemplated by the non-binding letter of intent described in the Company’s definitive proxy statement, dated September 6, 2006 (the “September Proxy Statement”), of all of the equity interests of an entity in the dental products industry; provided, that the acquisition is consummated on substantially the terms described in the September Proxy Statement (the “Permitted Acquisition”).

“Permitted Liens” means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established on the Company’s books and records in accordance with U.S. generally accepted accounting principles, consistently applied;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any of its Subsidiaries;

(f) Liens granted to secure the obligations of the Company or any Subsidiary under any Indebtedness permitted under clauses (b), (c) and (e) of the definition of “Permitted Indebtedness;” provided, however, that any Liens securing Indebtedness permitted under (i) clause (b) of such definition shall be limited to the Company’s accounts and inventory and (ii) clause (e) of such definition shall be limited to the property acquired through such Indebtedness.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of November , 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of November , 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

“Restricted Payment” has the meaning set forth in Section 5(b)(iv) hereof.

“Secured Notes” means up to $12,000,000 in aggregate principal amount of the Company’s 6% Senior Secured Convertible Notes due November 2009.

“Stated Maturity Date” has the meaning set forth in the first paragraph hereof.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Trading Day” means (i) if the relevant stock or security is listed or admitted for trading on The New York Stock Exchange, Inc., the Nasdaq Global Market, the Nasdaq Capital Market or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on a system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available, shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

“Trigger Issuance” has the meaning set forth in Section 4(i) hereof.
      2. Purchase Agreement. This Note is one of the several 12% Convertible Notes of the Company issued pursuant to the Purchase Agreement. This Note is subject to the terms and conditions of, and entitled to the benefit of, the provisions of the Purchase Agreement. This Note is transferable and assignable to any Person to whom such transfer is permissible under the Purchase Agreement and applicable law. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.
      3. No Right of Prepayment or Redemption. This Note shall not be prepayable or redeemable by the Company prior to the Stated Maturity Date.
      4. Automatic Conversion.
      (a) Neither this Note nor any portion of this Note shall be converted into shares of Common Stock at any time unless and until a Forced Conversion Event shall have occurred. All of the principal amount of this Note and any accrued and unpaid interest due hereon shall automatically and without any action on the part of the Holder convert into fully paid and nonassessable shares of Common Stock on the Trading Day immediately following the occurrence of a Forced Conversion Event (the “Automatic Conversion Date”). On the Automatic Conversion Date, this Note and all interest accrued thereon shall automatically and with no action on the part of the Holder convert into such number of fully paid and nonassessable shares of Common Stock as is obtained by: (i) adding (A) the principal amount of this Note and (B) the amount of any accrued but unpaid interest on this Note and (ii) dividing the result obtained pursuant to clause (i) above by the Conversion Price then in effect (such shares, the “Conversion Shares”). The Company shall provide prompt written notice of the Automatic Conversion Date to the Holder.
      (b) Promptly after the Automatic Conversion Date, the Holder of this Note shall deliver this Note to the Company (or, in lieu thereof, an appropriate lost security affidavit in the event this Note shall have been lost or destroyed, together with a customary indemnity agreement) to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder), together with a statement of the name or names (with address) in which the certificate or certificates for the Conversion Shares issuable upon such conversion shall be issued. Promptly following the surrender of this Note (or, in lieu thereof, delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed, together with a customary indemnity agreement) as aforesaid, but in no event more than three (3) Business Days thereafter, the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole Conversion Shares issuable upon the conversion of this Note. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the Automatic Conversion Date, and at such time, the rights of the Holder shall cease with respect to the Note being converted, and the Person or Persons in whose name or names any certificate or certificates for Conversion Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby.
      (c) No fractional shares shall be issued upon any conversion of this Note into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 4(c), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the Market Price of such fractional share of Common Stock.
      (d) If the Company shall, at any time or from time to time while this Note is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Conversion Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Conversion Shares issuable upon conversion of this Note shall be adjusted by multiplying the number of Conversion Shares issuable upon conversion of this Note immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Conversion Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Conversion Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.
      (e) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another Person shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Conversion Shares immediately theretofore issuable upon conversion of this Note such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Conversion Shares equal to the number of Conversion Shares immediately theretofore issuable upon conversion of this Note, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Conversion Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, without regard to any conversion limitation specified in Section 4, and the other obligations under this Note. The provisions of this paragraph (e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.
      (f) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 4(d)), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Board in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price immediately prior to such payment date. Such adjustment shall be made successively whenever such a payment date is fixed.
      (g) An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.
      (h) In the event that, as a result of an adjustment made pursuant to this Section 4, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon conversion of this Note shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Note.
      (i) Except as provided in Section 4(j) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of Sections 4(i)(i) through 4(i)(vii) hereof, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) for no consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then and in each such case (a “Trigger Issuance”) the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Conversion Price	=	(A × B) + D A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;
provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.
      For purposes of this subsection (i), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or sold by the Company or deemed to be issued or sold pursuant to this subsection (i), other than Excluded Issuances (as defined in subsection (j) hereof).

      For purposes of this Section 4(i), the following subsections (i)(i) to (i)(viii) shall also be applicable (subject, in each such case, to the provisions of Section 4(j) hereof):

(i) In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 4(i)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(ii) In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 4(i)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issuance or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of Section 4(i).

(iii) Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4(i)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4(i)(i) or 4(i)(ii), or the rate at which Convertible Securities referred to in subsections 4(i)(i) or 4(i)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(i) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(i) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(iv) Subject to the provisions of this Section 4(i), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that if any adjustment is made to the Conversion Price as a result of a declaration of a dividend and such dividend is rescinded, the Conversion Price shall be appropriately readjusted to the Conversion Price in effect had such dividend not been declared.

(v) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights. In the event that the Board and the Holder are unable to agree upon the fair market value of the Additional Rights, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

(vi) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this subsection (i).

(viii) Notwithstanding any other provision in this subsection (i) to the contrary, if a reduction in the Conversion Price pursuant to this subsection (i) (other than as set forth in this clause (viii)) would require the Company to obtain stockholder approval of the transactions contemplated by the Purchase Agreement to be consummated on the Closing Date pursuant to Nasdaq Marketplace Rule 4350(i) and such stockholder approval has not been obtained, (i) the Conversion Price shall be reduced to the maximum extent that would not require stockholder approval under such Rule, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Conversion Price adjustment. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 4 of this Note.
      (j) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Note) and (E) securities issued in connection with the Secured Notes (collectively, “Excluded Issuances”).
      (k) In case at any time:

(i) the Company shall declare any dividend upon its Common Stock or any other class or series of capital stock of the Company payable in cash or stock or make any other distribution to the holders of its Common Stock or any such other class or series of capital stock;

(ii) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class or series of capital stock of the Company any additional shares of stock of any class or other rights; or

(iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, any acquisition or a liquidation, dissolution or winding up of the Company;
then, in any one or more of said cases, the Company shall give, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, (a) at least 20 Business Days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any event set forth in clause (iii) of this Section 4(k) and (b) in the case of any event set forth in clause (iii) of this Section 4(k), at least 20 Business Days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock or such other class or series of capital stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock and such other series or class of capital stock shall be entitled to exchange their Common Stock and other stock for securities or other property deliverable upon consummation of the applicable event set forth in clause (iii) of this Section 4(k).
      (l) Upon any adjustment of the Conversion Price, then and in each such case the Company shall give prompt written notice thereof, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment and setting forth in reasonable detail the method upon which such calculation is based.
      (m) From and after the effectiveness of the Amendment (as defined in the Purchase Agreement), the Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, and that the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Company shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or trading market upon which the Common Stock may be listed. The Company shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation.
      (n) The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.
      (o) The Company will not at any time close its transfer books against the transfer, as applicable, of this Note or of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note, except as may otherwise be required to comply with applicable securities laws.
      5. Covenants.
      (a) So long as any amount due under this Note is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by the Company hereunder and (ii) the conversion of this Note:

(i) The Company shall and shall cause each of its Subsidiaries to (A) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducting, (B) do all things necessary to remain duly organized, validly existing, and in good standing as a domestic corporation under the laws of its state of incorporation and (C) maintain all requisite authority to conduct its business in those jurisdictions in which its business is conducted.

(ii) The Company shall promptly notify the Holder in writing of (A) any change in the business or the operations the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect, and (B) any information which indicates that any financial statements which are the subject of any representation contained in the Transaction Documents, or which are furnished to the Holder pursuant to the Transaction Documents, fail, in any material respect, to present fairly, as of the date thereof and for the period covered thereby, the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.

(iii) The Company shall promptly notify the Holder of the occurrence of any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default, which notice shall include a written statement as to such occurrence, specifying the nature thereof and the action (if any) which is proposed to be taken with respect thereto.

(iv) The Company shall promptly notify the Holder of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency against the Company or any Subsidiary or to which the Company or any Subsidiary may be subject which alleges damages in excess of Two Hundred Fifty Thousand United States Dollars ($250,000).

(v) The Company shall promptly notify the Holder of any default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Company or any Subsidiary is a party which default could reasonably be expected to have a Material Adverse Effect.

(vi) The Company shall and shall cause each Subsidiary to pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

(vii) The Company shall and shall cause each Subsidiary to all times maintain with financially sound and reputable insurance companies insurance covering its assets and its businesses in such amounts and covering such risks (including, without limitation, hazard, business interruption and public liability) as is consistent with sound business practice and as may be obtained at commercially reasonable rates.

(viii) The Company shall and shall cause each Subsidiary to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(ix) The Company shall and shall cause each Subsidiary to use commercially reasonable efforts to do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition and use commercially reasonable efforts to make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted.

(x) At its own expense, the Company shall and shall cause each Subsidiary to make, execute, endorse, acknowledge, file and/or deliver any documents and take all commercially reasonable actions necessary or required to maintain its ownership rights in its Intellectual Property, including, without limitation, (i) any action reasonably required to protect the Intellectual Property in connection with any infringement, suspected infringement, passing off, act of unfair competition or other unlawful interference with the rights of the Company or any Subsidiary in and to such Intellectual Property, and (ii) any registrations with the United States Patent & Trademark Office and any corresponding foreign patent and/or trademark office required for the Company or any Subsidiary to carry on its business as presently conducted and as presently proposed to be conducted. Except for non-exclusive licenses granted in the ordinary course of business, the Company shall not and shall cause each Subsidiary not to transfer, assign or otherwise convey the Intellectual Property, any registrations or applications thereof and all goodwill associated therewith, to any person or entity.

(xi) Promptly after the occurrence thereof, the Company shall and shall cause each Subsidiary to inform the Holder of the following material developments: (i) entering into material agreements outside the ordinary course of business consistent with past practice, (ii) any issuance of debt securities by the Company or any Subsidiary, (iii) the incurrence of any Indebtedness, other than Permitted Indebtedness, by the Company or any Subsidiary, (iv) a change in the number of the Board of Directors of the Company, (v) a sale, lease or transfer of any material portion of the assets of the Company or any Subsidiary and (vi) any change in ownership of any Subsidiary (specifying the details of any such change, including the identity and ownership amount of any new owner).
      (b) So long as any amount due under this Note is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by the Company hereunder and (ii) the conversion of this Note, without the prior written consent of the Majority Holders (for purposes of this Section 5(b), any Company Notes held by any employee, director or officer of the Company or any Subsidiary shall not be deemed to be outstanding):

(i) The Company shall not and shall cause each Subsidiary not to create, incur, guarantee, issue, assume or in any manner become liable in respect of any Indebtedness, other than Permitted Indebtedness.

(ii) The Company shall not and shall cause each Subsidiary not to create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired other than Permitted Liens. The Company shall not, and shall cause each Subsidiary not to, be bound by any agreement which limits the ability of the Company or any Subsidiary to grant Liens.

(iii) The Company shall not and shall cause each Subsidiary not to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service (other than service as an employee)) with, or for the benefit of, any of its Affiliates other than a wholly owned Subsidiary, except for consulting arrangements with directors approved by the Board.

(iv) The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, declare or pay any dividends on account of any shares of any class or series of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or pay any interest, premium if any, or principal of any Indebtedness or redeem, retire, defease, repurchase or otherwise acquire any Indebtedness (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other payment in respect thereof or agree to do any of the foregoing (each of the foregoing is herein called a “Restricted Payment”); provided, that (i) the Company may make payments of interest, premium if any, and principal of the Notes in accordance with the terms hereof, (ii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company may declare and pay regular, recurring dividends on the shares of its Series B Preferred Stock outstanding on the date hereof in accordance with the terms of the Series B Preferred Stock as in effect on the date hereof, (iii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company and its Subsidiaries may make regularly scheduled payments of interest and principal of any Permitted Indebtedness, (iv) any Subsidiary directly or indirectly wholly owned by the Company may pay dividends on its capital stock and (v) the Company may repurchase capital stock from a former employee in connection with the termination or other departure of such employee, strictly in accordance with the terms of any agreement entered into with such employee and in effect on the Closing Date (as defined in the Purchase Agreement), provided that (A) such repurchase is approved by a majority of the Board, (B) payments permitted under this clause (v) shall not exceed $1,000,000 in the aggregate, and (C) no such payment may be made if an Event of Default or an event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing or would result from such payment.

(v) Except as contemplated by the Permitted Acquisition, the Company shall not and shall cause each Subsidiary not to, directly or indirectly, engage in any business other than the business of developing, manufacturing and marketing preventive healthcare technologies and products, focused on enhanced body defense and the detection of pre-disease states.

(vi) The Company shall not and shall cause each Subsidiary not to make or own any Investment in any Person, including without limitation any joint venture, other than (A) Permitted Investments, (B) operating deposit accounts with banks, (C) Hedging Agreements entered into in the ordinary course of the Company’s financial planning and not for speculative purposes and (D) investments by the Company in the capital stock of any wholly owned Subsidiary.

(vii) The Company shall not and shall cause each Subsidiary not to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Company or any Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person, or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Company or any Subsidiary to any Person in connection with such lease.

(viii) The Company shall not and shall cause each Subsidiary not to settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the date hereof on a basis consistent with past practice. A material lawsuit shall be any lawsuit in which the amount in controversy exceeds One Million United States Dollars ($1,000,000).

(ix) Other than the Amendment to Certificate of Incorporation as contemplated by Section 7.9 of the Purchase Agreement, the Company shall not and shall cause each Subsidiary not to amend its bylaws, certificate of incorporation or other charter document in a manner adverse to the Holder.

(x) The Company shall not change its Fiscal Year.

      6. Event of Default. The occurrence of any of following events shall constitute an “Event of Default” hereunder:

(a) the failure of the Company to make any payment of principal on this Note when due, whether at maturity, upon acceleration or otherwise;

(b) the failure of the Company to make any payment of interest on this Note, or any other amounts due under the other Transaction Documents (as defined under the Purchase Agreement) when due, whether at maturity, upon acceleration or otherwise, and such failure continues for more than five (5) days;

(c) the Company and/or its Subsidiaries fail to make a required payment or payments on Indebtedness of $250,000 or more in aggregate principal amount and such failure continues for more than ten (10) days;

(d) there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Company or its Subsidiaries of $250,000 or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within ten (10) days of receipt by the Company or a Subsidiary of notice of such acceleration);

(e) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the Company is entered under title 11 of the United States Code or any other bankruptcy or insolvency law; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (i) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

(f) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds $250,000 shall be rendered against the Company or a Subsidiary and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged; provided, however, that a judgment that provides for the payment of royalties subsequent to the date of the judgment shall be deemed to be discharged so long as the Company or the Subsidiary affected thereby is in compliance with the terms of such judgment;

(g) the Company is in breach of the requirements of Section 5(b) hereof;

(h) if any representation or statement of fact made in any Transaction Document or furnished to the Holder at any time by or on behalf of the Company proves to have been false in any material respect when made or furnished; or

(i) if the Company fails to observe or perform in any material respect any of its covenants contained in the Transaction Documents (other than any failure which is covered by Section 5(a), (b) or (g)), and such failure continues for thirty (30) days after receipt by the Company of notice thereof.
      Upon the occurrence of any such Event of Default all unpaid principal and accrued interest under this Note shall become immediately due and payable (A) upon election of the Holder, with respect to (a) through (d) and (f) through (i), and (B) automatically, with respect to (e). Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under the other Transaction Documents. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder and under the other Transaction Documents.
      7. No Waiver. To the extent permitted by applicable law, no delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.
      8. Amendments in Writing. Any term of this Note may be amended or waived upon the written consent of the Company and the holders of Company Notes representing at least 50% of the principal amount of Company Notes then outstanding (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all outstanding Company Notes; and (y) without the consent of the Holder hereof, no amendment or waiver shall (i) change the Stated Maturity Date of this Note, (ii) reduce the principal amount of this Note or the interest rate due hereon, (iii) change the Conversion Price or (iv) change the place of payment of this Note. No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.
      9. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.
      10. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE COMPANY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
      11. Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. The Company and, by accepting this Note, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company and, by accepting this Note, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Note, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
      12. Costs. If action is instituted to collect on this Note, the Company promises to pay all reasonable costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.
      13. Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Purchase Agreement.
      14. Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.
[Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the Company has caused this 12% Convertible Note to be signed in its name, effective as of the date first above written.

ZILA, INC.

By:

Name:
Title:

Appendix C
Form of Additional Warrant
      THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.
      SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON NOVEMBER                     , 2011 (THE “EXPIRATION DATE”).
      No.
ZILA, INC.
WARRANT TO PURCHASE [                    ] SHARES OF
COMMON STOCK, PAR VALUE $0.001 PER SHARE
      For VALUE RECEIVED,                     (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Zila, Inc., a Delaware corporation (“Company”), from and after the Automatic Conversion Date (as defined in the Purchase Agreement referenced below) and at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $2.21 (the exercise price in effect being herein called the “Warrant Price”),                      shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. Terms not otherwise defined herein have the respective meanings ascribed to them in the Purchase Agreement, dated November      , 2006 (the “Purchase Agreement”), among the Company, the initial holder of this Warrant and the other parties thereto.
      Section 1.     Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.
      Section 2.     Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.
      Section 3.     Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the

Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered for exercise (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company in connection with such exercise), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 5 of the Purchase Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.
      Section 4.     Compliance with the Securities Act of 1933. Except as provided in the Purchase Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.
      Section 5.     Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.
      Section 6.     Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity with respect thereto, if requested by the Company.
      Section 7.     Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.
      Section 8.     Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.
      (a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.
      (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.
      (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price”, as of a particular date (the “Valuation Date”), shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the “pink sheets,” the closing sale price of one share of Common Stock on the “pink sheets” on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the “pink sheets” or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the “pink sheets” or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.
      (d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.
      (e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.
      (f) Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issuance or sale, then and in each such case (a “Trigger Issuance”) the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Warrant Price	=	(A × B) + D A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Warrant Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;
provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.
      For purposes of this subsection (f), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or sold by the Company or deemed to be issued or sold pursuant to this subsection (f), other than Excluded Issuances (as defined in subsection (g) hereof).

      For purposes of this subsection (f), the following subsections (f)(l) to (f)(8) shall also be applicable (subject, in each such case, to the provisions of Section 8(g) hereof):

(f)(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(f)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issuance or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 8(f).

(f)(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(f)(4) Stock Dividends. Subject to the provisions of this Section 8(f), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that if any adjustment is made to the Warrant Price as a result of a declaration of a dividend and such dividend is rescinded, the Warrant Price shall be appropriately readjusted to the Warrant Price in effect had such dividend not been declared.

(f)(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Warrantholder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

(f)(6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f)(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this subsection (f).

(f)(8) Nasdaq Limitation. Notwithstanding any other provision in Section 8(f) to the contrary, if a reduction in the Warrant Price pursuant to Section 8(f) (other than as set forth in this clause (f)(8)) would require the Company to obtain stockholder approval of the transactions contemplated by the Purchase Agreement to be consummated on the Closing Date pursuant to Nasdaq Marketplace Rule 4350(i) and such stockholder approval has not been obtained, (i) the Warrant Price shall be reduced to the maximum extent that would not require stockholder approval under such Rule, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Warrant Price adjustment. This provision shall not restrict the number of shares of Common Stock which a Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 8 of this Warrant.
      (g) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) and (E) securities issued in connection with the Secured Notes (collectively, “Excluded Issuances”).
      (h) Upon any adjustment to the Warrant Price pursuant to Section 8(f) above, the number of Warrant Shares purchasable hereunder shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately thereafter.
      (i) To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive. Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.
      Section 9.     Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.
      Section 10.     Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (unless otherwise defined herein, capitalized terms are as defined in the Registration Rights Agreement relating to the Warrant Shares (the “Registration Rights Agreement”)) to be

declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.
      Section 11.     Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.
      Section 12.     Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.
      Section 13.     Identity of Transfer Agent. The Transfer Agent for the Common Stock is Computershare Trust Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.
      Section 14.     Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:
      If to the Company:

Zila, Inc.
5227 North 7th Street
Phoenix, Arizona 85014-2800
Attention: Gary V. Klinefelter, Esq.
Fax: (602) 230-8418
      Section 15.     Registration Rights. The initial Warrantholder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Warrantholder may be entitled to such rights.
      Section 16.     Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.
      Section 17.     Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
      Section 18.     Mandatory Exercise. Notwithstanding any other provision contained in this Warrant to the contrary, from and after the first anniversary of the Automatic Conversion Date, in the event that the closing price per share of Common Stock equals or exceeds $5.00 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the Registration Statement (as defined in the Registration Rights Agreement) with respect to the shares of Common Stock issuable upon the exercise of this Warrant has been declared effective, the Company, upon thirty (30) days prior written notice (the “Notice Period”) given to the Warrantholder within one business day immediately following the end of such twenty (20) trading day period, may demand that the Warrantholder exercise its cash exercise rights hereunder, and the Warrantholder must exercise its rights hereunder prior to the end of the Notice Period; provided that (i) the Company simultaneously gives a similar notice to all holders of Company Warrants (as defined below), (ii) all of the shares of Common Stock issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Warrantholder is able to sell such shares of Common Stock at all times during the Notice Period or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Warrant is fully exercisable for the full amount of Warrant Shares covered hereby. If such exercise is not made or if only a partial exercise is made, any and all rights to further exercise the Warrant shall cease upon the expiration of the Notice Period. Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period.
      Section 19.     Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, from and after the first anniversary of the Closing Date (as defined in the Purchase Agreement) and so long as the Company is required under the Registration Rights Agreement to have effected the registration of the Warrant Shares for resale to the public pursuant to a Registration Statement (as such term is defined in the Registration Rights Agreement), if the Warrant Shares may not be freely sold to the public as a result of the Company’s failure to perform or satisfy its obligations under the Registration Rights Agreement, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X	=	Y(A - B) A

where

X = the number of shares of Common Stock to which the Warrantholder is entitled upon such cashless exercise;

Y = the total number of shares of Common Stock covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

A = the “Market Price” of one share of Common Stock as at the date the net issue election is made; and

B = the Warrant Price in effect under this Warrant at the time the net issue election is made.
      Section 20.     Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Warrantholder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Warrantholder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 8 of this Warrant. This restriction may not be waived.
      Section 21.     No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.
      Section 22.     Amendment; Waiver. This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Purchase Agreement and initially covering an aggregate of 3,105,000 shares of Common Stock (collectively, the “Company Warrants”). Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.
      Section 23.     Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the                     day of November, 2006.

ZILA, INC.

By:

Name:
Title:

APPENDIX A
ZILA, INC.
WARRANT EXERCISE FORM
To Zila, Inc.:
      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                      shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.
and delivered by

(certified mail to the above address, or
(electronically (provide DWAC Instructions: ), or
(other (specify): ).
and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.
      Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Dated: ,	Signature:

Name (please print)

Address

Federal Identification or Social Security No.

Assignee:

A-1

APPENDIX B
ZILA, INC.
NET ISSUE ELECTION NOTICE
To: Zila, Inc.
Date:[                    ]
      The undersigned hereby elects under Section 19 of this Warrant to surrender the right to purchase [                    ] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [                    ] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address

B-1

Appendix D
Form of Secured Note Warrant
      THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.
      SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON NOVEMBER                     , 2011 (THE “EXPIRATION DATE”).
No.
ZILA, INC.
WARRANT TO PURCHASE                     SHARES OF
COMMON STOCK, PAR VALUE $0.001 PER SHARE
      For VALUE RECEIVED,                     (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Zila, Inc., a Delaware corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $2.21 (the exercise price in effect being herein called the “Warrant Price”),                      shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (“Common Stock”). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. Terms not otherwise defined herein have the respective meanings ascribed to them in the Purchase Agreement, dated November      , 2006 (the “Purchase Agreement”), among the Company, the initial holder of this Warrant and the other parties thereto.
      Section 1.     Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.
      Section 2.     Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.
      Section 3.     Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the

Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered for exercise (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company in connection with such exercise), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 5 of the Purchase Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.
      Section 4.     Compliance with the Securities Act of 1933. Except as provided in the Purchase Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.
      Section 5.     Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.
      Section 6.     Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity with respect thereto, if requested by the Company.
      Section 7.     Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.
      Section 8.     Adjustments. Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.
      (a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.
      (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.
      (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. “Market Price”, as of a particular date (the “Valuation Date”), shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the “pink sheets,” the closing sale price of one share of Common Stock on the “pink sheets” on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the “pink sheets” or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the “pink sheets” or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.
      (d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.
      (e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.
      (f) Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issuance or sale, then and in each such case (a “Trigger Issuance”) the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Warrant Price	=	(A × B) + D

A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Warrant Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;
provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.
      For purposes of this subsection (f), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or sold by the Company or deemed to be issued or sold pursuant to this subsection (f), other than Excluded Issuances (as defined in subsection (g) hereof).

      For purposes of this subsection (f), the following subsections (f)(l) to (f)(8) shall also be applicable (subject, in each such case, to the provisions of Section 8(g) hereof):

(f)(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(f)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issuance or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 8(f).

(f)(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(f)(4) Stock Dividends. Subject to the provisions of this Section 8(f), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that if any adjustment is made to the Warrant Price as a result of a declaration of a dividend and such dividend is rescinded, the Warrant Price shall be appropriately readjusted to the Warrant Price in effect had such dividend not been declared.

(f)(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Warrantholder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

(f)(6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f)(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this subsection (f).

(f)(8) Nasdaq Limitation. Notwithstanding any other provision in Section 8(f) to the contrary, if a reduction in the Warrant Price pursuant to Section 8(f) (other than as set forth in this clause (f)(8)) would require the Company to obtain stockholder approval of the transactions contemplated by the Purchase Agreement to be consummated on the Closing Date pursuant to Nasdaq Marketplace Rule 4350(i) and such stockholder approval has not been obtained, (i) the Warrant Price shall be reduced to the maximum extent that would not require stockholder approval under such Rule, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Warrant Price adjustment. This provision shall not restrict the number of shares of Common Stock which a Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 8 of this Warrant.
      (g) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) and securities issued pursuant to the Purchase Agreement, dated as of November      , 2006, and as that agreement may be amended from time to time, by and among the Company and certain investors thereto, relating to the sale and issuance of 9,100,000 shares of the Company’s Common Stock, warrants to purchase 8,508,000 shares of the Company’s Common Stock and the issuance of $12,075,000 in aggregate principal amount of the Company’s 12% Convertible Notes due May 2007 (collectively, “Excluded Issuances”).
      (h) Upon any adjustment to the Warrant Price pursuant to Section 8(f) above, the number of Warrant Shares purchasable hereunder shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately thereafter.
      (i) To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive. Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.
      Section 9.     Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.
      Section 10.     Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (unless otherwise defined herein, capitalized terms are as defined in the Registration Rights Agreement relating to the Warrant Shares (the “Registration Rights Agreement”)) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.
      Section 11.     Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.
      Section 12.     Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.
      Section 13.     Identity of Transfer Agent. The Transfer Agent for the Common Stock is Computershare Trust Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.
      Section 14.     Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:
      If to the Company:

Zila, Inc.
5227 North 7th Street
Phoenix, Arizona 85014-2800
Attention: Gary V. Klinefelter, Esq.
Fax: (602) 230-8418
      Section 15.     Registration Rights. The initial Warrantholder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Warrantholder may be entitled to such rights.
      Section 16.     Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

      Section 17.     Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
      Section 18.     Mandatory Exercise. Notwithstanding any other provision contained in this Warrant to the contrary, in the event that the closing price per share of Common Stock equals or exceeds $5.00 appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the Registration Statement (as defined in the Registration Rights Agreement) with respect to the shares of Common Stock issuable upon the exercise of this Warrant has been declared effective, the Company, upon thirty (30) days prior written notice (the “Notice Period”) given to the Warrantholder within one business day immediately following the end of such twenty (20) trading day period, may demand that the Warrantholder exercise its cash exercise rights hereunder, and the Warrantholder must exercise its rights hereunder prior to the end of the Notice Period; provided that (i) the Company simultaneously gives a similar notice to all holders of Company Warrants (as defined below), (ii) all of the shares of Common Stock issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Warrantholder is able to sell such shares of Common Stock at all times during the Notice Period or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Warrant is fully exercisable for the full amount of Warrant Shares covered hereby. If such exercise is not made or if only a partial exercise is made, any and all rights to further exercise the Warrant shall cease upon the expiration of the Notice Period. Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period.
      Section 19.     Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, from and after the first anniversary of the Closing Date (as defined in the Purchase Agreement) and so long as the Company is required under the Registration Rights Agreement to have effected the registration of the Warrant Shares for resale to the public pursuant to a Registration Statement (as such term is defined in the Registration Rights Agreement), if the Warrant Shares may not be freely sold to the public as a result of the Company’s failure to perform or satisfy its obligations under the Registration Rights Agreement, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X =	Y (A - B)

A

where

X = the number of shares of Common Stock to which the Warrantholder is entitled upon such cashless exercise;

Y = the total number of shares of Common Stock covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

A = the “Market Price” of one share of Common Stock as at the date the net issue election is made; and

B = the Warrant Price in effect under this Warrant at the time the net issue election is made.
      Section 20.     Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Warrantholder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Warrantholder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 8 of this Warrant. This restriction may not be waived.
      Section 21.     No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.
      Section 22.     Amendment; Waiver. This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Purchase Agreement and initially covering an aggregate of 1,909,091 shares of Common Stock (collectively, the “Company Warrants”). Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.
      Section 23.     Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the                     day of November, 2006.

ZILA, INC.

By:

Name:
Title:

APPENDIX A
ZILA, INC.
WARRANT EXERCISE FORM
To Zila, Inc.:
      The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                      shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.
      and delivered by

(certified mail to the above address, or
(electronically (provide DWAC Instructions: ), or
(other (specify): ).
and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.
      Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Dated: ,	Signature:

Name (please print)

Address

Federal Identification or Social Security No.
Assignee:

A-1

APPENDIX B
ZILA, INC.
NET ISSUE ELECTION NOTICE
To: Zila, Inc.
Date:[                    ]
      The undersigned hereby elects under Section 19 of this Warrant to surrender the right to purchase [                    ] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [                    ] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address

B-1

Appendix E
Form of 6% Secured Convertible Note
THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.
6% SENIOR SECURED CONVERTIBLE NOTE

$	November , 2006
      FOR VALUE RECEIVED, Zila, Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to the order of                     (the “Holder”), having an address at                     , at such address or at such other place as may be designated in writing by the Holder, or its assigns, the aggregate principal sum of                     Million United States Dollars ($          ), together with interest from the date set forth above on the unpaid principal balance of this Note outstanding at a rate equal to six percent (6%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum and continuing on the outstanding principal until this 6% Senior Secured Convertible Note (the “Note”) is converted into Common Stock as provided herein or indefeasibly and irrevocably paid in full by the Company. Interest on this Note shall accrue and shall be payable quarterly on each subsequent January [     ], April [     ], July [     ], and anniversary hereof until the Stated Maturity Date (as defined below). Subject to the other provisions of this Note, the principal of this Note and all accrued and unpaid interest hereon shall mature and become due and payable on November      , 2009 (the “Stated Maturity Date”). Except as provided herein, all payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.
      Upon the occurrence and during the continuation of any Event of Default hereunder, all amounts outstanding hereunder shall bear interest at an annual rate of fifteen percent (15%). For purposes of any of the covenants set forth in Sections 5(a)(xiii) through 5(a)(xvi) only, any Event of Default caused by a breach of any such covenant shall be cured and shall no longer continue upon the satisfaction by the Company of such covenant for the next succeeding quarter, to the extent applicable. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.
      This Note is one of a series of Notes (the “Company Notes”) of like tenor in an aggregate principal amount of Twelve Million United States Dollars ($12,000,000) issued by the Company pursuant to the terms of the Purchase Agreement (as defined below).
      1. Definitions. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:

“Additional Rights” has the meaning set forth in Section 4 hereof.

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Automatic Conversion Event” has the meaning set forth in Section 4(b) hereof.

“Board” shall mean the Board of Directors of Company.

“Business Day” other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“Closing Date” has the meaning set forth in the Purchase Agreement.

“Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company or any securities into which shares of Common Stock may be reclassified after the date hereof.

“Company” has the meaning set forth in the first paragraph hereof.

“Company Notes” has the meaning set forth in the third paragraph hereof.

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the Company and its Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP, consistently applied for all relevant periods, less (i) gains and losses from any sale, lease, conveyance, transfer or other disposition of any assets or property of the Company and its Subsidiaries, other than in the ordinary course of business, including the tax effects thereof and (ii) items classified under GAAP, consistently applied for all relevant periods, as extraordinary or non-recurring gains and losses, and the related tax effects thereof.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Conversion Price” shall mean initially $2.20 per share, subject to adjustment as provided in Section 4.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of this Note.

“Convertible Securities” has the meaning set forth in Section 4 hereof.

“EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses), (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, and (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs and minus, to the extent included in the statement of such Consolidated Net Income for such period, interest income, all as determined on a consolidated basis.

“Event of Default” has the meaning set forth in Section 6 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Issuances” has the meaning set forth in Section 4(j) hereof.

“Fiscal Year” means the period commencing on August 1 of any year and ending on July 31 of the following year.

“Free Cash” as of any date means the sum of the Company’s unrestricted cash and Cash Equivalents, determined on a consolidated basis, less the amount of all Indebtedness outstanding under the Future Working Capital Line.

“Future Working Capital Line” means Indebtedness of the Company (i) in the form of one or more working capital line of credit facilities and (ii) that is secured by the Company’s accounts and inventory; provided, that the aggregate of all such working capital line of credit facilities shall not exceed $7,000,000.

“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis as in effect on the date hereof.

“Hedging Agreement” means any interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, supplemented, restated or otherwise modified from time to time.

“Holder” has the meaning set forth in the first paragraph hereof.

“Indebtedness” means any liability or obligation (i) for borrowed money, other than trade payables incurred in the ordinary course of business, (ii) evidenced by bonds, debentures, notes, or other similar instruments, (iii) in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of trade payables or obligations in respect of workers’ compensation, unemployment insurance and other social security laws or regulation, all arising in the ordinary course of business consistent with past practices, (iv) to pay the deferred purchase price of property or services, except trade payables arising in the ordinary course of business consistent with past practices, (v) as lessee under capitalized leases, (vi) secured by a Lien on any asset of the Company or a Subsidiary, whether or not such obligation is assumed by the Company or such Subsidiary.

“Investment” means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any Hedging Agreement.

“Investors” has the meaning set forth in the Purchase Agreement.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any of the foregoing).

“Majority Holders” has the meaning set forth in Section 8 hereof.

“Market Price”, as of a particular date (the “Valuation Date”), shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the “Bulletin Board”) or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the “pink sheets,” the closing sale price of one share of Common Stock on the “pink sheets” on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the “pink sheets” as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the “pink sheets” or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Holder. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the “pink sheets” or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.

“Note” has the meaning set forth in the first paragraph hereof.

“Optional Conversion Date” has the meaning set forth in Section 4(a) hereof.

“Options” has the meaning set forth in Section 4 hereof.

“OraTest Expenses” means, for any period, the sum of (i) personnel, general and administrative expense and research and development expenses of the Company’s Biotech Business Unit for such period and (ii) product launch and commercialization expenses of the Company’s Biotech Business Unit for such period that are specifically and directly related to the Company’s OraTest product. All of such expenses shall be determined and allocated pursuant to GAAP and, to the extent consistent with GAAP, the Company’s existing accounting principles, applied on a basis consistent with the Company’s historical financial statements.

“Permitted Indebtedness” means:

(a) Unsecured Indebtedness existing on the Closing Date and refinancings, renewals and extensions of any such Indebtedness if (i) the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended (ii) the principal amount thereof or interest payable thereon is not increased, and (iii) the terms thereof are not less favorable to the Company or the Subsidiary incurring such Indebtedness than the Indebtedness being refinanced, renewed or extended;

(b) the Future Working Capital Line;

(c) the PIPE Notes;

(d) Guaranties by any Subsidiary of any “Permitted Indebtedness” of the Company or another Subsidiary;

(e) Indebtedness representing the deferred purchase price of property and capital lease obligations which collectively does not exceed $1,000,000 in aggregate principal amount; and

(f) Indebtedness of the Company to any wholly owned Subsidiary and Indebtedness of any wholly owned Subsidiary to the Company or another wholly owned Subsidiary which constitutes “Permitted Indebtedness.”

“Permitted Investments” means:

(a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;

(b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof;

(c) commercial paper rated A-1 or better or P-1 by Standard & Poor’s Ratings Services or Moody’s Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest; and

(d) the acquisition contemplated by the non-binding letter of intent described in the Company’s definitive proxy statement, dated September 6, 2006 (the “September Proxy Statement”), of all of the equity interests of an entity in the dental products industry; provided, that the acquisition is consummated on substantially the terms described in the September Proxy Statement (the “Permitted Acquisition”).

“Permitted Liens” means:

(a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established on the Company’s books and records in accordance with U.S. generally accepted accounting principles, consistently applied;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any of its Subsidiaries; and

(f) Liens granted to secure the obligations of the Company or any Subsidiary under any Indebtedness permitted under clauses (b) and (e) of the definition of “Permitted Indebtedness”;

provided, however, that any Liens securing Indebtedness permitted under (i) clause (b) of such definition shall be limited to the Company’s accounts and inventory and (ii) clause (e) of such definition shall be limited to the property acquired through such Indebtedness.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PIPE Purchase Agreement” shall mean the Purchase Agreement, dated as of November , 2006, and as that agreement may be amended from time to time, by and among the Company and certain investors thereto, relating to the sale and issuance of 9,100,000 shares of the Company’s Common Stock, warrants to purchase 8,508,000 shares of the Company’s Common Stock and the issuance of the PIPE Notes.

“PIPE Notes” means up to $12,075,000 in aggregate principal amount of the Company’s 12% Convertible Notes due May , 2007.

“Pro Forma Consolidated Net Income” means, for any period, Consolidated Net Income for such period minus the OraTest Expenses for such period.

“Pro Forma EBITDA” means, for any period, EBITDA for such period minus the OraTest Expenses for such period.

“Proposal Date” has the meaning set forth in the Purchase Agreement.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of November , 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

“Qualifying Event of Default” means an Event of Default of the type specified in Sections 6(b), 6(g) and 6(j).

“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of November , 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

“Restricted Payment” has the meaning set forth in Section 5(b)(iv) hereof.

“Security Agreement” has the meaning set forth in the Purchase Agreement.

“Security Documents” means the collective reference to the Security Agreement and each other agreement or writing pursuant to which the Company purports to pledge or grant a security interest in any property or assets securing the Company’s obligations or any such Person purports to guaranty the payment and/or performance of the Company’s obligations, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Stated Maturity Date” has the meaning set forth in the first paragraph hereof.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Trading Day” means (i) if the relevant stock or security is listed or admitted for trading on The New York Stock Exchange, Inc., the Nasdaq Global Market, the Nasdaq Capital Market or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on a system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or (iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available, shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

“Trigger Issuance” has the meaning set forth in Section 4(i) hereof.

      2. Purchase Agreement. This Note is one of the several 6% Senior Secured Convertible Notes of the Company issued pursuant to the Purchase Agreement. This Note is subject to the terms and conditions of, and entitled to the benefit of, the provisions of the Purchase Agreement. This Note is transferable and assignable to any Person to whom such transfer is permissible under the Purchase Agreement and applicable law. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.
      3. Prepayment. This Note shall not be prepayable or redeemable by the Company prior to the Stated Maturity Date.
      4. Conversion.
      (a) The Holder shall have the right, at its option, exercisable at any time after the Proposal Date, effective upon delivery to the Company of a Conversion Notice, to convert all or a portion of the principal amount of this Note and any accrued and unpaid interest due on the portion of the principal amount of this Note being converted into fully paid and nonassessable shares of the Common Stock at the Conversion Price then in effect. The date of any optional conversion is hereinafter referred to as the “Optional Conversion Date.”
      (b) Subject to the provisions of this clause (b), all of the principal amount of this Note and any accrued and unpaid interest due hereon shall automatically and without any action on the part of the Holder convert into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect, in the event that the closing bid price of a share of Common Stock as traded on the Nasdaq Global Market (or such other exchange or stock market on which the Common Stock may then be listed or quoted) equals or exceeds $7.00 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the Proposal Date and during which the Registration Statement (as defined in the Registration Rights Agreement) has been effective (such date, the “Automatic Conversion Date”); provided that (i) such automatic conversion applies to all of the Company Notes then outstanding on the same terms, (ii) all of the shares of Common Stock issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Holder is able to sell such shares of Common Stock immediately following the Automatic Conversion Date or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Note is then fully convertible into shares of Common Stock. No later than one Business Day following the Automatic Conversion Date, the Company shall give written notice to the Holder advising the Holder of the Automatic Conversion Date.
      (c) Promptly after the Automatic Conversion Date or any Optional Conversion Date, as applicable, the Holder of this Note shall deliver this Note to the Company (or, in lieu thereof, an appropriate lost security affidavit in the event this Note shall have been lost or destroyed, together with a customary indemnity agreement) to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder), together with a statement of the name or names (with address) in which the certificate or certificates for the Conversion Shares issuable upon such conversion shall be issued. Promptly following the surrender of this Note (or, in lieu thereof, delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed, together with a customary indemnity agreement) as aforesaid, but in no event more than three (3) Business Days thereafter, the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole Conversion Shares issuable upon the conversion of this Note and, in the case of an optional conversion of less than the entire amount of this Note, a new note of like tenor in the principal amount of this Note not being converted on the relevant Optional Conversion Date. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the Automatic Conversion Date or the Optional Conversion Date, as applicable, and at such time, the rights of the Holder shall cease with respect to the Note, or amount thereof, being converted, and the Person or Persons in whose name or names any certificate or certificates for Conversion Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby.
      (d) No fractional shares shall be issued upon any conversion of this Note into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 4(d), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the Market Price of such fractional share of Common Stock.
      (e) If the Company shall, at any time or from time to time while this Note is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Conversion Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Conversion Shares issuable upon conversion of this Note shall be adjusted by multiplying the number of Conversion Shares issuable upon conversion of this Note immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Conversion Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Conversion Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.
      (f) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another Person shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right, at its option, either (i) to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Conversion Shares immediately theretofore issuable upon conversion of this Note such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Conversion Shares equal to the number of Conversion Shares immediately theretofore issuable upon conversion of this Note, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Conversion Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof or (ii) in the event or any such consolidation or merger of the Company or such sale, transfer or other disposition of all or substantially all of the Company’s assets only, to cause the Company to redeem this Note at a redemption price equal to 110% of the outstanding principal amount of this Note, together with all accrued and unpaid interest hereon to the date of redemption, which right must be exercised by the Holder within ten (10) Business Days after receipt by it from the Company of written notice of the occurrence of any transaction giving rise to such right. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, without regard to any conversion limitation specified in Section 4, and the other obligations under this Note. The provisions of this paragraph (f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.
      (g) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 4(e)), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Board in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price immediately prior to such payment date. Such adjustment shall be made successively whenever such a payment date is fixed.
      (h) An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.
      (i) In the event that, as a result of an adjustment made pursuant to this Section 4, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon conversion of this Note shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Note.
      (j) Except as provided in Section 4(j) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of Sections 4(j)(i) through 4(j)(vii) hereof, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) for no consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then and in each such case (a “Trigger Issuance”) the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

Adjusted Conversion Price	=	(A × B) + D

A + C

where

“A” equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

“B” equals the Conversion Price in effect immediately preceding such Trigger Issuance;

“C” equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

“D” equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;
provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.
      For purposes of this subsection (j), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or sold by the Company or deemed to be issued or sold pursuant to this subsection (j), other than Excluded Issuances (as defined in subsection (k) hereof).

      For purposes of this Section 4(j), the following subsections (j)(i) to (j)(viii) shall also be applicable (subject, in each such case, to the provisions of Section 4(k) hereof):

(i) In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 4(i)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(ii) In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 4(j)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issuance or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of Section 4(j).

(iii) Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4(j)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4(j)(i) or 4(j)(ii), or the rate at which Convertible Securities referred to in subsections 4(j)(i) or 4(j)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(j) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(j) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(iv) Subject to the provisions of this Section 4(j), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that if any adjustment is made to the Conversion Price as a result of a declaration of a dividend and such dividend is rescinded, the Conversion Price shall be appropriately readjusted to the Conversion Price in effect had such dividend not been declared.

(v) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the “Additional Rights”) are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights. In the event that the Board and the Holder are unable to agree upon the fair market value of the Additional Rights, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

(vi) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(vii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this subsection (j).

(viii) Notwithstanding any other provision in this subsection (j) to the contrary, if a reduction in the Conversion Price pursuant to this subsection (j) (other than as set forth in this clause (viii)) would require the Company to obtain stockholder approval of the transactions contemplated by the Purchase Agreement to be consummated on the Closing Date pursuant to Nasdaq Marketplace Rule 4350(i) and such stockholder approval has not been obtained, (i) the Conversion Price shall be reduced to the maximum extent that would not require stockholder approval under such Rule, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Conversion Price adjustment. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 4 of this Note.
      (k) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Conversion Price pursuant to the other provisions of this Note) and (E) securities issued pursuant to the PIPE Purchase Agreement (collectively, “Excluded Issuances”).
      (l) In case at any time:

(i) the Company shall declare any dividend upon its Common Stock or any other class or series of capital stock of the Company payable in cash or stock or make any other distribution to the holders of its Common Stock or any such other class or series of capital stock;

(ii) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class or series of capital stock of the Company any additional shares of stock of any class or other rights; or

(iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, any acquisition or a liquidation, dissolution or winding up of the Company;
then, in any one or more of said cases, the Company shall give, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, (a) at least 20 Business Days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any event set forth in clause (iii) of this Section 4(l) and (b) in the case of any event set forth in clause (iii) of this Section 4(l), at least 20 Business Days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock or such other class or series of capital stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock and such other series or class of capital stock shall be entitled to exchange their Common Stock and other stock for securities or other property deliverable upon consummation of the applicable event set forth in clause (iii) of this Section 4(l).
      (m) Upon any adjustment of the Conversion Price, then and in each such case the Company shall give prompt written notice thereof, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment and setting forth in reasonable detail the method upon which such calculation is based.
      (n) From and after the effectiveness of the Amendment (as defined in the Purchase Agreement), the Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, and that the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Company shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or trading market upon which the Common Stock may be listed. The Company shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Company’s Certificate of Incorporation.
      (o) The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. When the Company is required to issue Conversion Shares hereunder, if: (1) certificates representing such Conversion Shares are not delivered to the Holder within three (3) Business Days of the Automatic Conversion Date or the Optional Conversion Date, as applicable, and (2) prior to the time such certificates are received, the Holder, or any third party on behalf of such Holder or for the Holder’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of such certificates (a “Buy-In”), then the Company shall pay in cash to the Holder (for costs incurred either directly by such Holder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by the Holder as a result of the sale to which such Buy-In relates. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.
      (p) The Company will not at any time close its transfer books against the transfer, as applicable, of this Note or of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note, except as may otherwise be required to comply with applicable securities laws.
      (q) Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 4(f) of this Note. This restriction may not be waived.

      5. Covenants.
      (a) So long as any amount due under this Note is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by the Company hereunder and (ii) the conversion of this Note:

(i) The Company shall and shall cause each of its Subsidiaries to (A) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducting, (B) do all things necessary to remain duly organized, validly existing, and in good standing as a domestic corporation under the laws of its state of incorporation and (C) maintain all requisite authority to conduct its business in those jurisdictions in which its business is conducted.

(ii) The Company shall promptly notify the Holder in writing of (A) any change in the business or the operations the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect, and (B) any information which indicates that any financial statements which are the subject of any representation contained in the Transaction Documents, or which are furnished to the Holder pursuant to the Transaction Documents, fail, in any material respect, to present fairly, as of the date thereof and for the period covered thereby, the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.

(iii) The Company shall promptly notify the Holder of the occurrence of any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default, which notice shall include a written statement as to such occurrence, specifying the nature thereof and the action (if any) which is proposed to be taken with respect thereto.

(iv) The Company shall promptly notify the Holder of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency against the Company or any Subsidiary or to which the Company or any Subsidiary may be subject which alleges damages in excess of Two Hundred Fifty Thousand United States Dollars ($250,000).

(v) The Company shall promptly notify the Holder of any default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Company or any Subsidiary is a party which default could reasonably be expected to have a Material Adverse Effect.

(vi) The Company shall and shall cause each Subsidiary to promptly take any and all actions necessary to execute any definitive documentation (which documentation shall include customary representations, warranties, covenants, conditions and agreements, and any UCC financing statements) reasonably requested by the Holder, for obtaining the benefits of the Security Agreement, subject to the terms and conditions stated therein.

(vii) The Company shall and shall cause each Subsidiary to pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

(viii) The Company shall and shall cause each Subsidiary to all times maintain with financially sound and reputable insurance companies insurance covering its assets and its businesses in such amounts and covering such risks (including, without limitation, hazard, business interruption and public liability) as is consistent with sound business practice and as may be obtained at commercially reasonable rates. The insurance policies will comply with the provisions of Section 11 of the Security Agreement.

(ix) The Company shall and shall cause each Subsidiary to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(x) The Company shall and shall cause each Subsidiary to use commercially reasonable efforts to do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition and use commercially reasonable efforts to make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted.

(xi) At its own expense, the Company shall and shall cause each Subsidiary to make, execute, endorse, acknowledge, file and/or deliver any documents and take all commercially reasonable actions necessary or required to maintain its ownership rights in its Intellectual Property, including, without limitation, (i) any action reasonably required to protect the Intellectual Property in connection with any infringement, suspected infringement, passing off, act of unfair competition or other unlawful interference with the rights of the Company or any Subsidiary in and to such Intellectual Property, and (ii) any registrations with the United States Patent & Trademark Office and any corresponding foreign patent and/or trademark office required for the Company or any Subsidiary to carry on its business as presently conducted and as presently proposed to be conducted. Except for non-exclusive licenses granted in the ordinary course of business, the Company shall not and shall cause each Subsidiary not to transfer, assign or otherwise convey the Intellectual Property, any registrations or applications thereof and all goodwill associated therewith, to any person or entity.

(xii) Promptly after the occurrence thereof, the Company shall and shall cause each Subsidiary to inform the Holder of the following material developments: (i) entering into material agreements outside the ordinary course of business consistent with past practice, (ii) any issuance of debt securities by the Company or any Subsidiary, (iii) the incurrence of any Indebtedness, other than Permitted Indebtedness, by the Company or any Subsidiary, (iv) a change in the number of the Board of Directors of the Company, (v) a sale, lease or transfer of any material portion of the assets of the Company or any Subsidiary and (vi) any change in ownership of any Subsidiary (specifying the details of any such change, including the identity and ownership amount of any new owner).

(xiii) The Company shall maintain, as at the end of each fiscal quarter commencing with the fiscal quarter ending January 31, 2007, Free Cash in an amount not less than $4,500,000 (the “Cash Target”); provided, however, that if the Company’s Peridex® product line is divested, the Cash Target shall be increased to $10,500,000 effective as of the closing date of such divestiture.

(xiv) The Company shall maintain Pro Forma EBITDA of at least $1 (the “EBITDA Target”) for each of the fiscal quarters ending January 31, 2008 and April 30, 2008; provided, however, that if the Company’s Peridex® product line is divested, the EBITDA Target shall be decreased by $1,500,000 on an annualized basis, commencing on the closing date of such divestiture. For the avoidance of doubt, if the Peridex® divestiture is consummated on December 31, 2007, the EBITDA Target for the fiscal quarter ending January 31, 2008 would be -$125,000 and the EBITDA Target for the fiscal quarter ending April 30, 2008 would be -$375,000.

(xv) The Company shall have Pro Forma Consolidated Net Income of at least $1 (the “Net Income Target”) for the fiscal quarter ended July 31, 2008; provided, however, that if the Company’s Peridex® product line is divested, the Net Income Target shall be decreased by $1,500,000 on an annualized basis, commencing on the closing date of such divestiture. For the avoidance of doubt, if the Peridex® divestiture is consummated on June 30, 2008, the Net Income Target for the fiscal quarter ending July 31, 2008 would be -$125,000 and if the Peridex® divestiture is consummated on April 15, 2008, the Net Income Target for the fiscal quarter ending July 31, 2008 would be -$375,000.

(xvi) The Company shall have Consolidated Net Income of at least $1 for each fiscal quarter commencing with the fiscal quarter ending October 31, 2008.

(xvii) Within 45 days after the end of each of the first three fiscal quarters and within 60 days after the end of each Fiscal Year, the Company shall deliver to the Holder an officer’s certificate, in a form reasonably satisfactory to the Holder and signed by the Company’s Chief Financial Officer, certifying as to the Company’s compliance with all of the terms, conditions and covenants set forth in this Note (without regard to any period of grace or requirement of notice provided hereunder) and, in the event any default or Event of Default exists, specifying the nature of such default or Event of Default and the Company’s plans to cure such default or Event of Default and demonstrating the Company’s compliance with each of the financial covenants set forth in Sections 5(a)(xiii) through 5(a)(xvi), as applicable. Each such officer’s certificate shall include a perfection certificate update in a form reasonably satisfactory to the Holder.

      (b) So long as any amount due under this Note is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by the Company hereunder and (ii) the conversion of this Note, without the prior written consent of the Majority Holders (for purposes of this Section 5(b), any Company Notes held by any employee, director or officer of the Company or any Subsidiary shall not be deemed to be outstanding):

(i) The Company shall not and shall cause each Subsidiary not to create, incur, guarantee, issue, assume or in any manner become liable in respect of any Indebtedness, other than Permitted Indebtedness.

(ii) The Company shall not and shall cause each Subsidiary not to create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired other than (i) Liens created pursuant to the Security Agreement and (ii) Permitted Liens. The Company shall not, and shall cause each Subsidiary not to, be bound by any agreement which limits the ability of the Company or any Subsidiary to grant Liens.

(iii) The Company shall not and shall cause each Subsidiary not to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service (other than service as an employee)) with, or for the benefit of, any of its Affiliates other than a wholly owned Subsidiary, except for consulting arrangements with directors approved by the Board.

(iv) The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, declare or pay any dividends on account of any shares of any class or series of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or pay any interest, premium if any, or principal of any Indebtedness or redeem, retire, defease, repurchase or otherwise acquire any Indebtedness (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other payment in respect thereof or agree to do any of the foregoing (each of the foregoing is herein called a “Restricted Payment”); provided, that (i) the Company may make payments of interest, premium if any, and principal of the Notes in accordance with the terms hereof, (ii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company may declare and pay regular, recurring dividends on the shares of its Series B Preferred Stock outstanding on the date hereof in accordance with the terms of the Series B Preferred Stock as in effect on the date hereof, (iii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company and its Subsidiaries may make regularly scheduled payments of interest and principal of any Permitted Indebtedness, (iv) any Subsidiary directly or indirectly wholly owned by the Company may pay dividends on its capital stock and (v) the Company may repurchase capital stock from a former employee in connection with the termination or other departure of such employee, strictly in accordance with the terms of any agreement entered into with such employee and in effect on the Closing Date (as defined in the Purchase Agreement), provided that (A) such repurchase is approved by a majority of the Board, (B) payments permitted under this clause (v) shall not exceed $1,000,000 in the aggregate, and (C) no such payment may be made if an Event of Default or an event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing or would result from such payment.

(v) Except as contemplated by the Permitted Acquisition, the Company shall not and shall cause each Subsidiary not to, directly or indirectly, engage in any business other than the business of developing, manufacturing and marketing preventive healthcare technologies and products, focused on enhanced body defense and the detection of pre-disease states.

(vi) The Company shall not and shall cause each Subsidiary not to make or own any Investment in any Person, including without limitation any joint venture, other than (A) Permitted Investments, (B) operating deposit accounts with banks, (C) Hedging Agreements entered into in the ordinary course of the Company’s financial planning and not for speculative purposes and (D) investments by the Company in the capital stock of any wholly owned Subsidiary.

(vii) The Company shall not and shall cause each Subsidiary not to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Company or any Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person, or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Company or any Subsidiary to any Person in connection with such lease.

(viii) The Company shall not and shall cause each Subsidiary not to settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the date hereof on a basis consistent with past practice. A material lawsuit shall be any lawsuit in which the amount in controversy exceeds One Million United States Dollars ($1,000,000).

(ix) Other than the Amendment to Certificate of Incorporation as contemplated by Section 7.9 of the Purchase Agreement, the Company shall not and shall cause each Subsidiary not to amend its bylaws, certificate of incorporation or other charter document in a manner adverse to the Holder.

(x) The Company shall not change its Fiscal Year.

      6. Event of Default. The occurrence of any of following events shall constitute an “Event of Default” hereunder:

(a) the failure of the Company to make any payment of principal on this Note when due, whether at maturity, upon acceleration or otherwise;

(b) the failure of the Company to make any payment of interest on this Note, or any other amounts due under the other Transaction Documents (as defined under the Purchase Agreement) when due, whether at maturity, upon acceleration or otherwise, and such failure continues for more than five (5) days;

(c) the Company and/or its Subsidiaries fail to make a required payment or payments on Indebtedness of $250,000 or more in aggregate principal amount and such failure continues for more than ten (10) days;

(d) there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Company or its Subsidiaries of $250,000 or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within ten (10) days of receipt by the Company or a Subsidiary of notice of such acceleration);

(e) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the Company is entered under title 11 of the United States Code or any other bankruptcy or insolvency law; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (i) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

(f) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds $250,000 shall be rendered against the Company or a Subsidiary and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged; provided, however, that a judgment that provides for the payment of royalties subsequent to the date of the judgment shall be deemed to be discharged so long as the Company or the Subsidiary affected thereby is in compliance with the terms of such judgment;

(g) the Company is in breach of the requirements of Sections 5(a)(xiii) through 5(a)(xvii) or Section 5(b) hereof;

(h) if any representation or statement of fact made in any Transaction Document, certificate or other document furnished to the Holder at any time by or on behalf of the Company proves to have been false in any material respect when made or furnished;

(i) any Liens created by the Security Documents shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Holders, free and clear of all other Liens (other than Permitted Liens), or any of the security interests granted pursuant to the Security Documents shall be determined to be void, voidable, invalid or unperfected, are subordinated or are ineffective to provide the Holder with a perfected, first priority security interest in the collateral covered by the Security Documents, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof or any other Transaction Documents shall be contested by the Company;

(j) if the Company fails to observe or perform in any material respect any of its covenants contained in the Transaction Documents (other than any failure covered by Section 6(a), (b) or (g)), and such failure continues for thirty (30) days after receipt by the Company of notice thereof;

(k) the Proposal Date does not occur on or prior to December 31, 2006; or

(l) The Company shall fail to comply with the corporate governance changes as specified in the writing delivered to the Holder pursuant to the terms of the Purchase Agreement on or prior to the respective dates set forth in such writing.

      Upon the occurrence of any such Event of Default, except as provided in the following paragraph, all unpaid principal and accrued interest under this Note shall become immediately due and payable (A) upon election of the Holder, with respect to (a) through (d) and (f) through (l), and (B) automatically, with respect to (e). Except as provided in the following paragraph, upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under the other Transaction Documents. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys’ fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder’s rights and remedies hereunder and under the other Transaction Documents.
      So long as the only Events of Default that have occurred and are continuing are Qualifying Events of Default, upon the first occurrence of a Qualifying Event of Default which is not cured by the Company or waived or rescinded by the Holder, the Holder’s right to accelerate the principal and interest due under this Note shall be limited to one-third of the outstanding principal amount and all accrued interest then due under this Note (the “First Default Amount”). The date on which notice of the acceleration of the First Default Amount is given by the Holder is hereinafter referred to as the “First Acceleration Date.” Upon the second occurrence of a Qualifying Event of Default which is not cured or waived or rescinded by the Holder or upon the continuation of an existing Qualifying Event of Default more than 90 days after the First Acceleration Date and provided that the Holder shall have received the indefeasible payment in full of the First Default Amount, the Holder’s right to accelerate the principal and interest due under this Note shall be limited to one-half of the outstanding principal amount and all accrued interest then due under this Note (the “Second Default Amount”); provided, however, that no such acceleration shall be effective until 90 days after the First Acceleration Date. The date on which notice of the acceleration of the Second Default Amount is given by the Holder is hereinafter referred to as the “Second Acceleration Date.” Upon the third occurrence of a Qualifying Event of Default which is not cured by the Company or waived or rescinded by the Holder or upon the continuation of an existing Qualifying Event of Default more than 90 days after the Second Acceleration Date and provided that the Holder shall have received the indefeasible payment in full of the First Default Amount and the Second Default Amount, the Holder shall not have the right to accelerate the remaining outstanding principal amount and all accrued interest then due under this Note until 90 days after the Second Acceleration Date. The failure of the Company to indefeasibly pay in full the First Default Amount or the Second Default Amount within three days of the First Acceleration Date or the Second Acceleration Date, as applicable, shall constitute an additional Event of Default hereunder and shall entitle the Holder, at its option, to declare the entire principal amount of this Note and all accrued interest hereunder immediately due and payable. In no event shall the Holder proceed against the collateral pursuant to the terms of the Security Agreement in respect of one or more Qualifying Events of Default subject to the provisions of this paragraph unless and until the Company shall have failed to pay the First Default Amount or the Second Default Amount, as applicable, within three days of the First Acceleration Date or the Second Acceleration Date, as applicable.
      7. No Waiver. To the extent permitted by applicable law, no delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.
      8. Amendments in Writing. Any term of this Note may be amended or waived upon the written consent of the Company and the holders of Company Notes representing at least 50% of the principal amount of Company Notes then outstanding (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all outstanding Company Notes; and (y) without the consent of the Holder hereof, no amendment or waiver shall (i) change the Stated Maturity Date of this Note, (ii) reduce the principal amount of this Note or the interest rate due hereon, (iii) change the Conversion Price or (iv) change the place of payment of this Note. No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.
      9. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.
      10. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE COMPANY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
      11. Secured Obligation. This Note is one of the Notes referred to in the Security Agreement and is secured by the collateral described therein. The Security Agreement grants the Holder certain rights with respect to such collateral upon an Event of Default.
      12. Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. The Company and, by accepting this Note, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company and, by accepting this Note, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Note, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
      13. Costs. If action is instituted to collect on this Note, the Company promises to pay all reasonable costs and expenses, including reasonable attorney’s fees, incurred in connection with such action.
      14. Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Purchase Agreement.
      15. Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.
[Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the Company has caused this 6% Senior Convertible Note to be signed in its name, effective as of the date first above written.

ZILA, INC.

By:

Name:
Title:

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-888-277-8362 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to www.computershare.com/us/proxy

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Zila, Inc.

☐	Mark this box with an X if you have made changes to your name or address details above

Annual Meeting Proxy Card
1.     Election of Directors. The Board recommends a vote “FOR” the listed board nominees.

	For	Withhold		For	Withhold
01 — David R. Bethune	☐	☐	05 — Kurt R. Krauss	☐	☐
02 — Douglas D. Burkett, Ph.D.	☐	☐	06 — Hazel L. Myer	☐	☐
03 — Leslie H. Green	☐	☐	07 — David Sidransky, M.D.	☐	☐
04 — Christopher D. Johnson	☐	☐
Other Proposals. The Board recommends a vote “FOR” the proposals listed below.

	For	Against	Abstain
2.  To approve the increase of the number of authorized shares of capital stock from 67,500,000 to 150,000,000 and increase the number of authorized shares of common stock from 65,000,000 to 147,500,000.
	☐	☐	☐
3.  To approve, as a result of a private placement, of the issuance and sale of warrants to purchase an aggregate of up to 6,232,792 shares of ZILA’s common stock at an exercise price equal to $2.21 per share, the conversion of $12,075,000 in aggregate principal amount of ZILA’s 12% Unsecured Convertible Notes into shares of ZILA’s common stock at a conversion price of $1.75 per share and the conversion of $12,000,000 in aggregate principal amount of ZILA’s 6% Senior Secured Convertible Notes into shares of ZILA’s common stock at a conversion price of $2.20 per share.
	☐	☐	☐
4. To ratify the appointment of BDO Seidman, LLP, as Zila, Inc.’s independent registered public accounting firm for the fiscal year ending July 31, 2007.	☐	☐	☐
5.  To approve a proposal to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes to approve of the proposals described in the Proxy Statement.
	☐	☐	☐
6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

C.	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep	Signature 2 — Please keep
signature within the box	signature within the box	Date (mm/dd/yyyy)

Proxy — ZILA, INC.
The undersigned hereby appoints Douglas D. Burkett, Ph.D., and Christopher D. Johnson, and each of them, proxy for the undersigned, with power of substitution to vote all the shares of common stock of Zila, Inc. held of record by the undersigned on November 10, 2006 at the annual meeting of shareholders to be held at the Arizona Biltmore Resort & Spa, located at 2400 E. Missouri Avenue, Phoenix, Arizona 85016, on December 14, 2006 at 9:00 a.m., Arizona time and at any adjournment thereof, upon the matters designated below and as more fully set forth in the Proxy Statement and for the transaction of such business as may properly come before the meeting.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.
(Please date and sign on the reverse side)
THANK YOU FOR VOTING